UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

Schedule 14A

__________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Oramed Pharmaceuticals Inc.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ORAMED PHARMACEUTICALS INC.
1185 Avenue of the Americas
New York, NY 10036
Telephone: (844) 967-2633

August 3, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Oramed Pharmaceuticals Inc. (the “Annual Meeting”) to be held at Oramed Pharmaceuticals Inc., 20 Mamilla Avenue, 3rd Floor, Jerusalem, 9414904, IL, on September 15, 2026, at 10:00 a.m., Israel time.

Your vote is very important. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability and proxy card, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting during the Annual Meeting, you may vote online, by phone or by completing and returning the proxy card. Voting online, by phone or by written proxy ensures your representation at the Annual Meeting regardless of whether you attend the meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive printed copies of our proxy materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting. On behalf of the Board, I urge you to submit your proxy as soon as possible. If you have any questions regarding the proxy materials or would like directions to the Annual Meeting, please call 844-967-2633. You may also find directions at https://www.oramed.com/investors/governance-documents/annual-shareholder-meeting.

Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely,
/s/ Nadav Kidron
Nadav Kidron
Chief Executive Officer

August 3, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 15, 2026:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and
2026 Annual Report to Stockholders are available at:

www.proxyvote.com

ORAMED PHARMACEUTICALS INC.
1185 Avenue of the Americas
New York, NY 10036
Telephone: (844) 967-2633

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 15, 2026

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Oramed Pharmaceuticals Inc., a Delaware corporation (the “Company”), will be held at Oramed Pharmaceuticals Inc., 20 Mamilla Avenue, 3rd Floor, Jerusalem, 9414904, IL, on September 15, 2026, at 10:00 a.m., Israel time. We will consider and act on the following items of business at the Annual Meeting:

(1)    Election of six directors to serve on our board of directors (the “Board”) for a term of one year or until their successors are elected and qualified, for which the following are nominees: Nadav Kidron, Dr. Miriam Kidron, Dr. Arie Mayer, Yehuda Reznick, Benjamin Shapiro, and Dr. Daniel Aghion (the “Director Election Proposal”);

(2)    Ratification of the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

(3)    Approval of the Third Amendment to the Oramed Pharmaceuticals Inc. Long-Term Incentive Plan, as amended, to increase the total number of shares of the Company’s common stock, par value $0.012 per share, authorized for issuance under such plan by 3,000,000, to a total of 12,500,000 shares (the “Incentive Plan Amendment Proposal”);

(4)    Approval of, on a non-binding advisory basis, the compensation of our named executive officers (the “Say on Pay Proposal”);

(5)    Approval of, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers (the “Say on Frequency Proposal”);

(6)    Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

(7)    Such other business as may properly come before the Annual Meeting and any postponements thereof.

Stockholders are referred to the Proxy Statement available at the website listed above for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board recommends a vote “FOR” the Director Election Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Incentive Plan Amendment Proposal, “FOR” the Say on Pay Proposal, “EVERY THREE YEARS” for the Say on Frequency Proposal, and “FOR” the Adjournment Proposal.

The Board has fixed the close of business on July 20, 2026, as the record date for the Annual Meeting (the “Record Date”). Only holders of record at the close of business on the Record Date of shares of our Common Stock are entitled to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

You can vote by use of the proxy card mailed to you, or via the Internet or telephone as indicated on your proxy card, Notice of Internet Availability or voting instruction form. If you hold shares of Common Stock, as the stockholder of record on the Record Date, then you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold such shares in street name, then you can vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee and are not required to take any additional action to obtain a legal proxy.

Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares as promptly as possible by Internet, telephone or mail so that your shares may be represented and voted at the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. PLEASE VOTE IN ONE OF THESE WAYS:

•        USE THE TOLL-FREE NUMBER shown on your proxy card; or

•        VISIT THE WEBSITE noted on your proxy card to vote via the Internet.; or

•        MARK, SIGN, DATE AND PROMPTLY RETURN your proxy card in the postage-paid envelope.

STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive printed copies of our proxy materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting in person and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,
/s/ Nadav Kidron
Nadav Kidron
Chief Executive Officer

August 3, 2026

i

ORAMED PHARMACEUTICALS INC.
1185 Avenue of the Americas
New York, NY 10036
Telephone: (844) 967-2633

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 15, 2026

Unless the context otherwise requires, references in this proxy statement (the “Proxy Statement”) to “we,” “us,” “our,” the “Company” or “Oramed” refer to Oramed Pharmaceuticals Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.012 per share (“Common Stock”).

This Proxy Statement and the accompanying form of proxy are solicited by the board of directors (the “Board”) on behalf of the Company for use at the 2026 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held at Oramed Pharmaceuticals Inc., 20 Mamilla Avenue, 3rd Floor, Jerusalem, 9414904, IL, on September 15, 2026, at 10:00 a.m., Israel time. We will make this Proxy Statement available to stockholders on or about August 3, 2026.

If you held shares of Common Stock at the close of business on the Record Date (as defined below), you are invited to attend the Annual Meeting and vote on the proposals described in this Proxy Statement.

The executive offices of the Company are located at, and the mailing address of the Company is 1185 Avenue of the Americas, Third Floor, New York, New York 10036.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares during the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model, which allows us to deliver proxy materials over the Internet as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about August 3, 2026, we expect to begin mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. In addition, we will separately mail a proxy card to stockholders that may be used to vote by mail. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders, including the following:

(1)    Election of six directors to serve on our board of directors (the “Board”) for a term of one year or until their successors are elected and qualified, for which the following are nominees: Nadav Kidron, Dr. Miriam Kidron, Dr. Arie Mayer, Yehuda Reznick, Benjamin Shapiro, and Dr. Daniel Aghion (the “Director Election Proposal”);

(2)    Ratification of the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

(3)    Approval of the Third Amendment to the Oramed Pharmaceuticals Inc. Long-Term Incentive Plan, as amended, to increase the total number of shares of the Company’s Common Stock, authorized for issuance under such plan by 3,000,000, to a total of 12,500,000 shares (the “Incentive Plan Amendment Proposal”);

(4)    Approval of, on a non-binding advisory basis, the compensation of our named executive officers (the “Say on Pay Proposal”);

(5)    Approval of, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers (the “Say on Frequency Proposal”);

(6)    Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

(7)    Such other business as may properly come before the Annual Meeting and any postponements thereof.

Why is the Company asking stockholders to vote on Say on Pay Proposal at this Annual Meeting?

At our 2020 annual meeting of stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on named executive officers compensation should be held every one, every two, or every three years. “Two years” was the frequency that received the highest number of votes. In light of such outcome, we have since held an advisory vote on compensation of our named executive officers every two years. Since such last advisory vote took place in 2024, we are asking our stockholders to approve compensation of our named executive officers at this Annual Meeting.

Why is the Company asking stockholders to vote on Say on Frequency Proposal at this Annual Meeting?

In accordance with the Dodd-Frank Act and SEC rules, at least once every six years, we must provide our stockholders with the opportunity to indicate their preference regarding how frequently we should hold the vote on compensation of our named executive officers. We last held such say on frequency vote at our 2020 annual meeting of stockholders. Accordingly, at this Annual Meeting, we are asking our stockholders to indicate whether they would prefer an advisory vote on compensation of our named executive officers to be held every one year, every two years, or every three years.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of our proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. If you are a stockholder of record, you may obtain additional copies at the same address you share with other stockholders by contacting Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the proxy materials at the same address you share with other stockholders or you can request householding by notifying your broker, bank or other nominee.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability or set of voting materials, including multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares held in each of your different accounts to ensure that all your shares are voted.

What is the Record Date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on July 20, 2026 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. Only holders of record at the close of business on the Record Date of shares of Common Stock are entitled to receive notice of the Annual Meeting. Only holders of record at the close of business on the Record Date of shares of Common Stock are entitled to vote, as a single class, at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting.

On the Record Date, there were 41,597,354 shares of Common Stock issued and outstanding and entitled to vote on the proposals described in this Proxy Statement.

See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

The holders of Common Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting, voting together as a single class on all matters described in this Proxy Statement.

What are the voting rights of the stockholders?

Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. There is no cumulative voting.

What constitutes a quorum for the Annual Meeting?

The holders of at least one-third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer & Trust Company LLC, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions included with the Notice of Internet Availability or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary voting authority on the matter. Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. The Auditor Ratification Proposal and the Adjournment Proposal are each considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposals, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the Director Election Proposal, the Incentive Plan Amendment Proposal, the Say on Pay Proposal and the Say on Frequency Proposal.

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Annual Meeting in person or by proxy. To vote in person, you must cast your vote before the announcement of the close of voting during the Annual Meeting. To vote by proxy, you must do one of the following:

•        By Internet.    If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on September 14, 2026.

•        By phone.    You can vote by telephone by calling the toll-free number included on your proxy card. Telephone voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on September 14, 2026.

•        By mail.    You can vote by mail by completing, signing, dating and returning your proxy card in the postage-paid envelope provided with your proxy card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•        At the meeting.    You will also be able to vote your shares electronically by participating in the Annual Meeting. To participate in the Annual Meeting, you will need the control number included on your proxy card or on the instructions indicated on the Notice of Internet Availability.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Nadav Kidron, Chief Executive Officer, to serve as the proxy for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

When you cast your vote on:

•        Director Election Proposal: you may vote for all director nominees, vote against one or more director nominees or abstain from voting for one or more director nominees.

•        Auditor Ratification Proposal: you may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

•        Incentive Plan Amendment Proposal: you may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

•        Say on Pay Proposal: you may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

•        Say on Frequency Proposal: you may vote to choose an advisory vote on executive compensation every one year, every two years or every three years or to abstain from voting on the proposal.

•        Adjournment Proposal: you may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” the Director Election Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Incentive Plan Amendment Proposal, “FOR” the Say on Pay Proposal, “EVERY THREE YEARS” for the Say on Frequency Proposal and “FOR” the Adjournment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” the Director Election Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Incentive Plan Amendment Proposal, “FOR” the Say on Pay Proposal, “EVERY THREE YEARS” for the Say on Frequency Proposal and “FOR” the Adjournment Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to the Director Election Proposal, Incentive Plan Amendment Proposal, the Say on Pay Proposal and the Say on Frequency Proposal but will be able to vote those shares with respect to the Auditor Ratification Proposal and the Adjournment Proposal. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•        attending the Annual Meeting and voting in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares at the Annual Meeting to revoke your proxy;

•        if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet on a date later than the prior proxy; or

•        giving written notice of revocation to the Company addressed to Nadav Kidron, Chief Executive Officer, at the Company’s address above, which notice must be received before noon, New York time on September 8, 2026.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What vote is required to approve each proposal?

Assuming the presence of a quorum, with respect to the Director Election Proposal, directors are elected by the vote of the majority of the votes cast by the holders of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal.

Assuming the presence of a quorum, approval of the Auditor Ratification Proposal will require the vote of the majority of the votes cast by the holders of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Auditor Ratification Proposal. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Kesselman & Kesselman as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee of our Board will reconsider its appointment.

Assuming the presence of a quorum, approval of the Incentive Plan Amendment Proposal will require the vote of the majority of the votes cast by the holders of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Incentive Plan Amendment Proposal.

Assuming the presence of a quorum, approval of the Say on Pay Proposal will require the vote of the majority of the votes cast by the holders of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Say on Pay Proposal.

For the Say on Frequency Proposal, the number of years (one, two or three) that receives the highest number of votes represented in person or by proxy at the Annual Meeting and entitled to vote will be deemed to be preferred by our stockholders.

Assuming the presence of a quorum, approval of the Adjournment Proposal will require the vote of the majority of the votes cast by the holders of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Adjournment Proposal.

How are abstentions and broker non-votes treated?

Abstentions or votes withheld are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Votes abstained will have no effect with respect to the Director Election Proposal, Auditor Ratification Proposal, Incentive Plan Amendment Proposal, Say on Pay Proposal, Say on Frequency Proposal or Adjournment Proposal.

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting.

Failure to instruct your broker how to vote with respect to the Election of Directors, the Incentive Plan Amendment Proposal, the Say on Pay Proposal and the Say on Frequency Proposal will result in a broker non-vote, which will have no effect on the outcome of the vote with respect to such proposal. However, if you do not give your broker specific instructions on how to vote your shares with respect to the Auditor Ratification Proposal or the Adjournment Proposal, your broker may vote your shares at its discretion with respect to such proposals.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What Are the Costs of Soliciting these Proxies?

Our Board is asking for your proxy and we will pay all of the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice of Annual Meeting of Stockholders and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting (the “Form 8-K”). If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact Nadav Kidron at 844-967-2633.

PROPOSAL NO. 1 — DIRECTOR ELECTION PROPOSAL

The Board currently consists of six members. Our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Nadav Kidron, Dr. Miriam Kidron, Dr. Daniel Aghion, Dr. Arie Mayer, Yehuda Reznick, and Benjamin Shapiro for election at the Annual Meeting for a term of one year to serve until the Company’s 2027 annual meeting of stockholders, or until their respective successors have been elected and qualified. Directors are elected by a vote of the majority of the votes cast by the holders of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal (meaning the number of shares voted “FOR” a nominee must exceed the number of shares voted “AGAINST” that nominee). Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table sets forth the name, age and positions as of the Record Date of the directors currently serving on our Board, each of whom is also a director nominee:

Name	Age	Director Since	Position with the Company
Nadav Kidron	52	2006	President, Chief Executive Officer, Director and Chairman
Dr. Miriam Kidron	85	2006	Director
Dr. Daniel Aghion	44	2024	Director
Dr. Arie Mayer	70	2019	Director
Yehuda Reznick	77	2024	Director
Benjamin Shapiro	42	2023	Director

The following sets forth biographical information and the qualifications and skills for each director nominee:

Nadav Kidron was appointed President, Chief Executive Officer and director in March 2006, and Chairman of the Board effective as of June 30, 2022. He is also Chairman of the board of MDG Real Estate Global, Ltd., director of Alpha Tau Medical Ltd., director of Lifeward Ltd. (Nasdaq: LFWD) since March 2026, director of Israel Advanced Technology Industries organization and until 2016 was a director of Entera Bio Ltd. In 2009, he was a fellow at the Merage Foundation for U.S.-Israel Trade Programs for executives in the life sciences field. From 2003 to 2006, he was the managing director of the Institute of Advanced Jewish Studies at Bar Ilan University. From 2001 to 2003, he was a legal intern at Wine, Mishaiker & Ernstoff Law Offices in Jerusalem, Israel. Mr. Kidron holds an LL.B. and an International MBA from Bar Ilan University, Israel. We believe that Mr. Kidron’s qualifications to serve on our Board include his familiarity with the Company as its founder, his experience in capital markets, as well as his knowledge and familiarity with corporate management.

Dr. Miriam Kidron was appointed Chief Scientific Officer and director in March 2006. Dr. Kidron is a pharmacologist and a biochemist with a Ph.D. in biochemistry. From 1990 to 2007, Dr. Kidron was a senior researcher in the Diabetes Unit at Hadassah University Hospital in Jerusalem, Israel. Dr. Kidron was formerly a visiting professor at the Medical School at the University of Toronto (Canada), and is a member of the American, European and Israeli Diabetes Associations. Dr. Kidron is a recipient of the Bern Schlanger Award. Since March 2026, Dr. Kidron has served as a director of Lifeward Ltd. (Nasdaq: LFWD). We believe that Dr. Kidron’s qualifications to serve on our Board include her expertise in the Company’s technology, as it is based on her research, as well as her experience and relevant education in the fields of pharmacology and diabetes.

Dr. Daniel Aghion became a director in January 2024. Dr. Aghion has been a neurosurgeon at Memorial Neuroscience Institute in Florida since 2016, where he treats patients with a wide array of spine disorders, including severe degenerative spine diseases, spine trauma, cancer in the spine, spine tumors, peripheral nerve surgery and more. Dr. Aghion holds a Bachelor of Science degree from the University of Michigan and an MD from the Sackler School of Medicine at Tel Aviv University. He completed his residency at Rhode Island Hospital in 2015, and a complex spine fellowship at Johns Hopkins University in Baltimore in 2016. We believe that Dr. Aghion’s qualifications to serve on the Board include his extensive practical and academic medical background.

Dr. Arie Mayer became a director in December 2019. Dr. Mayer is currently the Managing Director and Chairman of the Board of Sigma-Aldrich Israel Ltd. and has held that position since January 2010. Dr. Mayer has held various roles with Sigma-Aldrich Israel Ltd. since 1995 and was instrumental in introducing and developing the Cell Culture and Molecular Biology business for Sigma Aldrich Israel Ltd. Dr. Mayer holds a Bachelor of Science degree in chemistry from Hebrew University and a Ph.D. in biochemistry from Israel Institute of Technology. We believe that Dr. Mayer’s qualifications to serve on our Board include his experience as an executive in the biotechnology industry, with knowledge in managing large organizations, as well as his experience and relevant education in the fields of chemistry and biochemistry.

Mr. Yehuda Reznick became a director in April 2024. Mr. Reznick served as an audit partner at Kesselman & Kesselman CPA, a member of PricewaterhouseCoopers International Limited, from 1999 until 2014. Prior to joining Kesselman & Kesselman, he was a tax and audit partner at Shachak, Peer Reznick CPA for sixteen years. Since 2019, Mr. Reznick has also served on the board of directors of Hiron-Trade Investments & Industrial Buildings Ltd (TASE: HRON). Mr. Reznick previously served on the board of directors of Bonus Biogroup Ltd (OTC: BBIXF) from 2017 to 2023. Since March 2026, Mr. Reznick has also served on the board of directors of Lifeward Ltd. (Nasdaq: LFWD). We believe that Mr. Reznick’s qualifications to serve on the Board include his extensive operational experience and his business background and acumen.

Mr. Benjamin Shapiro became a director in May 2023. Mr. Shapiro is a successful entrepreneur and business professional who co-founded The Daily Wire, a successful, industry leading, international media outlet in June 2015. Since May 2015, he has been host of “The Ben Shapiro Show,” a popular podcast, and he is the author of numerous New York Times best-selling books. Mr. Shapiro earned a B.A. in Political Science from UCLA in 2004, summa cum laude, and a law degree from Harvard Law School in 2007, cum laude. We believe that Mr. Shapiro’s qualifications to serve on the Board include his extensive operational experience and his business background and acumen.

The Board regards all of the individuals above as competent professionals with many years of experience in the business community. The Board believes that the overall experience and knowledge of the members of the Board will contribute to the overall success of our business.

There is no arrangement or understanding between any of the directors identified above and any other person pursuant to which he was selected as a director or director nominee. None of the directors or director nominees identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as described in “Certain Relationships and Related Person Transactions” herein.

Unless otherwise directed in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by such proxy “FOR” the election of each of the director nominees. All of the six director nominees are presently directors of the Company.

Vote Required

Directors are elected by a majority of the votes cast by the holders of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal. “ABSTAIN” votes will have no effect on the results for the Director Election Proposal. Because the Director Election Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Director Election Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Director Election Proposal will result in a broker non-vote, which will have no effect on the results of this vote. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR NOMINEES, AND
PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF EACH DIRECTOR
NOMINEE UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE

The Company, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Arrangements and Understandings

There is no arrangement or understanding between any of the directors or officers and any other person pursuant to which he was selected as a director or officer. None of the directors or officers is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as described in the “Certain Relationships and Related Transactions” section contained herein.

Board of Directors

Each director is currently elected for a period of one year at our annual meeting of stockholders and serves until the next such meeting and until his or her successor is duly elected or until his or her earlier resignation or removal. The Board may also appoint additional directors. A director so chosen or appointed will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

Our Board has reviewed the independence of our directors based on the listing standards of the Nasdaq Stock Market (“Nasdaq”). The Board has determined that Dr. Daniel Aghion, Dr. Arie Mayer, Yehuda Reznick and Benjamin Shapiro are independent as defined under the rules promulgated by the Nasdaq.

We have determined that each of the directors is qualified to serve as a director of the Company based on a review of the experience, qualifications, attributes and skills of each director. In reaching this determination, we have considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment and to interact effectively with the other directors; and willingness and ability to commit the time necessary to perform the duties of a director.

Family Relationships

There are no family relationships among our directors or executive officers, except that Dr. Miriam Kidron is Mr. Nadav Kidron’s mother.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

•        any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•        any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•        being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

•        being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Board Meeting Attendance

During the year ended December 31, 2025, our Board held six meetings and took action by written consent on four occasions. Except Mr. Benjamin Shapiro, all of our directors attended at least 75% of the aggregate number of meetings of the Board and the committees that were held during the period such director served on the Board. Board members are encouraged to attend our annual meetings of stockholders. One of our directors attended our 2025 Annual Meeting of Stockholders.

Board Evaluation Process

Our Board is committed to continuous improvement and conducts a board and committee evaluation process each year, to ensure that our Board maintains optimal composition and functions effectively.

As part of this process, the members of our Board complete a confidential written assessment of the performance, oversight and composition of the Board and its committees that is submitted to the Company secretary. The results are then reported back to the full Board. After the evaluations, the Board and management work to improve upon any issues presented during the evaluation process and to identify opportunities that may lead to further improvement.

Committees

Audit Committee and Audit Committee Financial Expert

The members of our Audit Committee are Dr. Daniel Aghion, Dr. Arie Mayer and Yehuda Reznick. Our Board has determined that Mr. Reznick is an “audit committee financial expert” as set forth in Item 407(d)(5) of Regulation S-K based on his experience as set forth above, and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the Nasdaq rules and regulations. The Audit Committee operates under a written charter that is posted on the “Investors” section of our website, www.oramed.com. The primary responsibilities of our Audit Committee include:

•        Overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

•        Appointing, compensating and retaining our registered independent public accounting firm;

•        Overseeing the work performed by any outside accounting firm;

•        Assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by us to the SEC, our stockholders or to the general public and (ii) our internal financial and accounting controls;

•        Reviewing the Company’s policies with respect to cyber security risks and relevant contingent liabilities and risks that may be material to the Company;

•        Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations; and

•        Reviewing major financial risk exposures and the steps management has taken to monitor and control such exposures, and discussing the guidelines and polices to govern the process by which risk assessment and management is undertaken.

Our Audit Committee met four times and took action by written consent on two occasions during the year ended December 31, 2025.

Investment Committee

The Board of Directors established an Investment Committee on June 5, 2025, to oversee our investment activities. The Investment Committee is composed of two members of the Board of Directors, currently including Dr. Daniel Aghion and Yehuda Reznick. The primary responsibilities of our Investment Committee include:

•        Overseeing the Company’s investment strategy and portfolio management;

•        Reviewing the investment policies, asset allocations, and investment decisions;

•        Monitoring and evaluating the performance of investments and assessing risk;

•        Providing regular reports and recommendations to the Board on the status and performance of the Company’s investments;

•        Approving major investment decisions, including acquisitions, divestitures, and large-scale investments; and

•        Monitoring the Company’s investments and consider the implications of the Company’s investments and proposed investments under the Investment Company Act of 1940 (the “1940 Act”) to ensure the Company’s compliance with the 1940 Act.

Our Investment Committee met one time and took action by written consent on one occasion during the year ended December 31, 2025.

Compensation Committee

For the year ended December 31, 2025, the members of our Compensation Committee were Dr. Daniel Aghion, Yehuda Reznick and Leonard Sank. Following Mr. Sank’s resignation, the Compensation Committee is composed of Dr. Aghion and Mr. Reznick. The Board has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Compensation Committee operates under a written charter that is posted on the “Investors” section of our website, www.oramed.com. The primary responsibilities of our Compensation Committee include:

•        Reviewing, negotiating and approving, or recommending for approval by our Board the salaries and incentive compensation of our executive officers;

•        Administering our equity based plans and making recommendations to our Board with respect to our incentive-compensation plans and equity-based plans;

•        Making recommendations to our Board with respect to director compensation; and

•        Authority to exercise all rights, authority and functions of the Board under our Clawback Policy.

The Compensation Committee meets as often as it deems necessary, without the presence of any executive officer when approving compensation, except that the Company’s Chief Executive Officer, at the discretion of the Compensation Committee, may be present during the approval of, or deliberations with respect to, the compensation of other executive officers. The Compensation Committee may delegate any authority granted to it to one or more subcommittees of the Compensation Committee, in its sole discretion.

Our Compensation Committee met two times and took action by written consent on three occasions during the year ended December 31, 2025.

Nominating Committee

The members of our Nominating and Corporate Governance Committee were Dr. Arie Mayer and Leonard Sank. Following Mr. Sank’s resignation, the Nominating and Corporate Governance Committee is composed of Dr. Mayer. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Nominating and Corporate Governance Committee operates under a written charter that is posted on the “Investors” section of our website, www.oramed.com. The primary responsibilities of our Nominating and Corporate Governance Committee include:

•        Overseeing the composition and size of the Board, developing qualification criteria for Board members based on background, skills, experience and diversity, and actively seeking, interviewing and screening individuals qualified to become Board members for recommendation to the Board;

•        Recommending the composition of the Board for each annual meeting of stockholders; and

•        Reviewing periodically with the Chairman of the Board and the Chief Executive Officer the succession plans relating to positions held by directors, and making recommendations to the Board with respect to the selection and development of individuals to occupy those positions.

Our Nominating and Corporate Governance Committee did not meet and took one action by written consent during the year ended December 31, 2025.

Scientific Advisory Board

We maintain a Scientific Advisory Board consisting of internationally recognized scientists who advise us on scientific and technical aspects of our business. The Scientific Advisory Board meets to review specific projects and to assess the value of new technologies and developments to us. In addition, individual members of the Scientific Advisory Board meet with us to provide advice in their particular areas of expertise. The Scientific Advisory Board consists of the following members, information with respect to whom is set forth below: Professor Roy Eldor, Professor Ele Ferrannini, Dr. Alexander Fleming, Professor Avram Hershko, Dr. Julio Rosenstock and Dr. Jay Skyler.

Professor Roy Eldor, MD, PhD, joined the Oramed Scientific Advisory Board in July 2016. He is an endocrinologist, internist and researcher with over twenty years of clinical and scientific experience. He is currently Director of the Diabetes Unit at the Institute of Endocrinology, Metabolism & Hypertension at the Tel-Aviv Sourasky Medical Center. Prior to that, Dr. Eldor served as Principal Scientist at Merck Research Laboratories, Clinical Research — Diabetes & Endocrinology. He previously served as a senior physician in internal medicine at the Diabetes Unit in Hadassah Hebrew University Hospital in Jerusalem, Israel; and the Diabetes Division at the University of Texas Health Science Center in San Antonio, Texas. Dr. Eldor is a recognized expert, with over 50 peer reviewed papers and book chapters, and has been a guest speaker at numerous international forums.

Professor Ele Ferrannini, MD, joined the Oramed Scientific Advisory Board in February 2007. He is a past President to the European Association for the Study of Diabetes (EASD), which supports scientists, physicians and students from all over the world who are interested in diabetes and related subjects in Europe and performs functions similar to that of the American Diabetes Association in the United States. Professor Ferrannini has worked with various institutions including the Department of Clinical & Experimental Medicine at the University of Pisa School of Medicine, and CNR (National Research Council) Institute of Clinical Physiology in Pisa, Italy; and the Diabetes Division, Department of Medicine at the University of Texas Health Science Center in San Antonio, Texas. He has extensive training in internal medicine and endocrinology, and has specialized in diabetes trials. Professor Ferrannini has received a Certificate of the Educational Council for Foreign Medical Graduates from the University of Bologna, and completed a subspecialty in Diabetes and Metabolic Diseases at the University of Torino, cum laude. He has published over 500 original papers and 50 book chapters and he is a “highly cited researcher,” according to the Institute for Scientific Information.

Dr. Alexander Fleming, MD, joined the Oramed Scientific Advisory Board in December 2019. Dr. Fleming, an endocrinologist, is Founder and Executive Chairman of Kinexum, a strategic advisory firm. From 1986 to 1998, he served at the FDA as a supervisory medical officer in the Division of Metabolism and Endocrine Drug Products and was responsible for landmark approvals of the first statin, metformin, and other endocrine and metabolic therapies. He also represented the FDA at the World Health Organization and on multiple expert working groups of the International Conference on Harmonization (ICH). Dr. Fleming coined the term, Metabesity, which refers to the constellation of major chronic diseases and the aging process itself, all which share common metabolic root causes and potential preventive therapies. He organized the first Congress on Metabesity in London in October 2017, followed by annual conferences. In 2020, Dr. Fleming founded the non-profit Kitalys Institute as a means of producing Metabesity conferences and advancing interventions of any kind that can improve health and healthspan.

Hershko, MD, PhD, joined the Oramed Scientific Advisory Board in July 2008. Professor Hershko served as a physician in the Israel Defense Forces from 1965 to 1967. After a post-doctoral fellowship with Gordon Tomkins at the University of San Francisco from 1969 to 1972, he joined the faculty of the Haifa Technion becoming a professor in 1980. He is now Distinguished Professor in the Unit of Biochemistry in the B. Rappaport Faculty of Medicine of the Technion in Haifa, Israel. Professor Hershko’s main research interests concern the mechanisms by which cellular proteins are degraded, a formerly neglected field of study. Professor Hershko and his colleagues showed that cellular proteins are degraded by a highly selective proteolytic system. This system tags proteins for destruction by linkage to a protein called ubiquitin, which had previously been identified in many tissues, but whose function was previously unknown. Subsequent work by Professor Hershko and many other laboratories has shown that the ubiquitin system has a vital role in controlling a wide range of cellular processes, such as the regulation of cell division, signal transduction and DNA repair. Professor Hershko was awarded the Nobel Prize in Chemistry in 2004, jointly with his former PhD student Aaron Ciechanover and their colleague Irwin Rose. His many honors include the Israel Prize for Biochemistry

(1994), the Gairdner Award (1999), the Lasker Prize for Basic Medical Research (2000), the Wolf Prize for Medicine (2001) and the Louisa Gross Horwitz Award (2001). Professor Hershko is a member of the Israel Academy of Sciences since 2000 and a Foreign Associate of the U.S. Academy of Sciences since 2003.

Dr. Julio Rosenstock, MD, joined the Oramed Scientific Advisory Board in January 2020. Dr. Rosenstock is the Senior Scientific Advisor and Director of Velocity Clinical Research at Medical City, Dallas, Texas, and a Clinical Professor of Medicine at the University of Texas Southwestern Medical Center in Dallas, Texas. He is board certified in Internal Medicine, Endocrinology and Metabolism. His clinical and research activities have focused on exploring novel agents and therapeutic strategies to improve glycemic control, particularly early combination therapies in Type 2 Diabetes. Over the last 30 years, he has participated in hundreds of clinical trials and has had an active role in the development of new oral agents, incretin-related therapies and insulin formulations, often acting as a lead clinical investigator and scientific advisor on the design and reporting of these clinical trials. Dr. Rosenstock has been the author or co-author of 386 peer-reviewed manuscripts (H-index 124) and several hundreds of scientific abstracts and he is considered a key opinion leader in Type 2 Diabetes. He has also contributed to 13 book chapters on various topics in the field of diabetes and is considered a key opinion leader in Type 2 Diabetes.

Dr. Jay Skyler, MD, MCAP, FRCP, joined the Oramed Scientific Advisory Board in January 2020. Dr. Skyler is Professor of Medicine, Pediatrics and Psychology in the Division of Endocrinology, Diabetes and Metabolism, Department of Medicine, University of Miami Leonard M. Miller School of Medicine. He previously held the position of Director of the Division of Endocrinology, Diabetes and Metabolism. In addition, Dr. Skyler is Deputy Director of Clinical Research and Academic Programs at the Diabetes Research Institute, and an Adjunct Professor of Pediatrics at the Barbara Davis Center for Childhood Diabetes at the University of Colorado in Denver. Dr. Skyler’s research focuses on the clinical aspects of diabetes, specifically the conduct of randomized controlled clinical trials. From 1993 to 2015, he was Chairman of the National Institute of Health (NIDDK)-sponsored Diabetes Prevention Trial — Type 1 (DPT-1) and its successor Type 1 Diabetes Trial Net, a nationwide and global network conducting clinical trials to prevent T1D.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct for our senior officers, directors and employees. A copy of the Code of Ethics and Business Conduct is located at our website at www.oramed.com. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver from, a provision of the Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer or controller, or persons performing similar functions and that relates to the Code of Ethics by posting such information on our website, www.oramed.com.

Insider Trading Policy

We have adopted an insider trading policy, or the Policy, governing the purchase, sale and other transactions in our securities that applies to our directors, officers, employees, including part-time and temporary employees, and other covered persons, including immediate family members and entities controlled by any of the foregoing persons, as well as by the Company itself.

The Policy prohibits, among other things, insider trading and certain speculative transactions in our securities (including short sales, buying put and selling call options and other hedging or derivative transactions in our securities) and establishes a regular blackout period schedule during which directors, executive officers, employees, and other covered persons may not trade in the Company’s securities, as well as certain pre-clearance procedures that directors and executive officers must observe prior to effecting any transaction in our securities.

The Company believes that the Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that each of our directors and executive officers, and any other person who owns more than ten percent (10%) of our common stock, file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. To our knowledge, based solely on information furnished to us and written representations by such persons that no such other reports were required to be filed, we believe that all such SEC filing requirements were met in a timely manner during 2025.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during the fiscal year ended December 31, 2025.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to our Secretary at our corporate offices at 1185 Avenue of the Americas, New York, New York 10036. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•        the appropriate size and diversity of our Board;

•        our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•        experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

•        balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and principal executive officer (“PEO”) are filled by the same individual. Mr. Kidron currently serves as our Chief Executive Officer, Chairman of the Board and our PEO. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks. However, our Board believes the current structure provides an efficient and effective leadership model for the Company and that combining the Chairman of the Board and PEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy. Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and PEO.

•        four of the six current directors of the Company (four of the six director nominees) are independent directors;

•        All of the members of the Audit Committee, the Investment Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are independent directors; and

•        The Board and its committees remain in close contact with, and receive reports on, various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Secretary, Oramed Pharmaceuticals Inc., 1185 Avenue of the Americas, New York, New York 10036. Our Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

DIRECTOR COMPENSATION

The following table sets forth summary information concerning the total compensation earned by the non-employee directors during the fiscal year ended December 31, 2025, for services to the Company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)(2)	All other compensation	Total ($)
Dr. Daniel Aghion	42,790	185,810	—	—	228,600
Dr. Arie Mayer	40,000	178,961	—	—	218,961
Yehuda Reznick	42,790	185,808	—	—	228,598
Benjamin Shapiro	30,000	169,973	—	—	199,973
Leonard Sank*	38,500	78,497	—	—	116,997

____________

*        Mr. Sank resigned from the Board effective January 1, 2026.

(1)      As of December 31, 2025, our non-employee directors then in office held options to purchase shares of our common stock and RSUs as follows:

Name	Aggregate Number of Shares Underlying Stock Awards	Aggregate Number of Shares Underlying Option Awards
Dr. Daniel Aghion	88,343	—
Dr. Arie Mayer	96,644	30,000
Yehuda Reznick	83,343	—
Benjamin Shapiro	86,329	—
Leonard Sank	59,628	46,773

(2)      The amounts reflect the grant date fair value, as calculated pursuant to ASC 718, of these option awards. The assumptions used to determine the fair value of the option awards are set forth in note 14 to our audited consolidated financial statements included in the Annual Report. Our directors will not realize the value of these awards in cash unless and until these awards are exercised and the underlying shares subsequently sold.

Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. Based on a report provided to the Compensation Committee by Aon in 2023, effective as of January 1, 2025, each independent director is entitled to receive as remuneration for his or her service as a member of the Board a sum equal to $40,000 per annum (of which $30,000 in cash and RSU valued at $10,000 at the date of the grant, vested in 4 quarterly installments). The members of our Audit Committee are each entitled to receive an additional sum equal to $10,000 (of which $6,000 in cash and RSU valued at $4,000 at the date of the grant, vested in 4 quarterly installments). The members of our Compensation Committee are each entitled to receive an additional sum equal to $7,500 (of which $4,500 in cash and RSU valued at $3,000 at the date of the grant, vested in 4 quarterly installments). The members of our Nominating and Corporate Governance Committee are each entitled to receive an additional sum equal to $5,000 (of which $4,000 in cash and RSU valued at $1,000 at the date of the grant, vested in 4 quarterly installments). The members of our Investment Committee are each entitled to receive an additional sum equal to $5,000 (of which $4,000 in cash and RSU valued at $1,000 at the date of the grant, vested in 4 quarterly installments). In addition, all board members are entitled to an annual grant of 30,000 RSU that are vested in 3 annual installments. All cash remuneration is to be paid quarterly after the close of each quarter. The RSUs vested in four equal installments upon grant, on July 1, October 1 and January 1, 2026, subject to Compensation Committee approval each year. Our executive officers did not receive additional compensation for service as directors. The Board may award special remuneration to any director undertaking any special services on behalf of us other than services ordinarily required of a director.

On January 2, 2025, the Compensation Committee approved that in addition to the current annual compensation for the board members, a flat cash fee of $500 per meeting will be paid to each director for attendance at every meeting beyond six meetings per year, and an additional $2,000 in cash will be paid to each director per meeting of over three hours which he or she attends, regardless of the number of meetings.

Other than as described above, we have no present formal plan for compensating our directors for their service in their capacity as directors. Other than indicated above, no director received and/or accrued any compensation for his services as a director, including committee participation and/or special assignments during the year ended December 31, 2025.

The Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation at certain times. We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, and do not time the public release of such information based on award grant dates. The timing of any equity grants to executive officers or directors in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date).

During the year ended December 31, 2025, there were no equity grants made to our executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Securities Authorized for Issuance under Equity Compensation Plans

Our Board adopted the 2008 Plan and the 2019 Plan in order to attract and retain quality personnel.

The 2008 Plan, which is no longer utilized for new grants, provided for the grant of stock options, restricted stock, RSUs, and stock appreciation rights, collectively referred to as “awards.” Under the 2008 Plan, as amended, 2,400,000 shares were reserved for the grant of awards. As of December 31, 2025, options with respect to 2,287,989 shares had been granted, of which 275,673 had been forfeited, 308,804 had been exercised and 1,420,504 have expired. As of December 31, 2025, 525,824 RSUs had been granted, of which 89,636 have vested and the shares of common stock underlying those RSUs have not been issued and 34,118 have been forfeited.

The 2019 Plan provides for the grant of stock options, restricted stock, RSUs, and stock appreciation rights, collectively referred to as “awards.” Under the 2019 Plan, 1,000,000 shares were initially reserved for the grant of awards. On June 29, 2020, and August 3, 2020, respectively, our Board and stockholders approved to amend and restate the 2019 Plan, the principal change being an increase in the number of shares of common stock available under the 2019 Plan from 1,000,000 shares to 3,000,000 shares. On June 30, 2022, our Board and stockholders approved to amend and restate the 2019 Plan, the principal change being an increase in the number of shares of common stock available under the 2019 Plan from 3,000,000 shares to 7,500,000 shares. On August 19, 2025, our Board and stockholders approved to amend and restate the 2019 Plan, the principal change being an increase in the number of shares of common stock available under the 2019 Plan from 7,500,000 shares to 9,500,000 shares. Stock options granted under the 2019 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or non-qualified stock options. Under the amended 2019 Plan, 9,500,000 shares are reserved for the grant of awards, which may be issued at the discretion of our Board from time to time. As of December 31, 2025, options with respect to 1,863,646 shares have been granted, of which 297,668 had been forfeited, 66,978 had been exercised, 74,625 had expired and 37,442 returned to the pool. As of December 31, 2025, 8,036,851 RSUs had been granted, of which 863,292 have vested and the shares of common stock underlying those RSUs have not been issued, 815,121 have been forfeited and 103,413 returned to the pool.

The following table sets forth additional information with respect to our equity compensation plans as of December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, and rights(a)	Weight- average exercise price of outstanding options, and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)(c)(*)
Equity compensation plans approved by security holders	1,707,383	$6.44	927,752
Equity compensation plans not approved by security holders	—	—	—
Total	1,707,383	$6.44	927,752

____________

(*)      Includes RSUs.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by: (1) each person who is known by us to own beneficially more than 5% of our common stock; (2) each of our current directors; (3) each of our NEOs; and (4) all of our directors and executive officers as a group. On such date, we had 41,597,354 shares of common stock outstanding.

As used in the table below and elsewhere in this form, the term “beneficial ownership” with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following the Record Date. Inclusion of shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, (1) each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity and (2) the address of each of the individuals named below is: c/o Oramed Pharmaceuticals Inc., 1185 Avenue of the Americas, Third Floor, New York, New York 10036.

Name and Address of Beneficial Owner	Number of Shares		Percentage of Shares Beneficially Owned
Nadav Kidron#+	3,416,522	(1)	8.21%
Dr. Miriam Kidron#+	1,487,105	(2)	3.57%
Joshua Hexter+	1,092,136	(3)	2.63%
Dr. Daniel Aghion#	28,820		*
Dr. Arie Mayer#	135,559	(4)	*
Yehuda Reznick#	44,556		*
Benjamin Shapiro#	1,961,470		4.72%

All current executive officers and directors, as a group (eight persons)	8,639,806	(5)	20.77%

BML Investment Partners, L.P.	1,026,269	(6)	2.47%

____________

*        Less than 1%

#        Director

+        NEO

(1)      Includes 789,500 shares of common stock issuable upon the exercise of outstanding stock options. Mr. Kidron’s beneficial ownership includes the 218,603 shares of common stock held by Xiaopeng Li, a former director of the Company, over which he holds a proxy.

(2)      Includes 492,999 shares of common stock issuable upon the exercise of outstanding stock options.

(3)      Includes 136,000 shares of common stock issuable upon the exercise of outstanding stock options.

(4)      Includes 30,000 shares of common stock issuable upon the exercise of outstanding stock options.

(5)      Includes 1,498,499 shares of common stock issuable upon the exercise of options beneficially owned by the referenced persons.

(6)      Based on Schedule 13G/A, filed on February 9, 2026. BML Investment Partners, L.P. is a Delaware limited partnership whose sole general partner is BML Capital Management, LLC. The managing member of BML Capital Management, LLC is Braden M. Leonard. As a result, Braden M. Leonard is deemed to be the indirect owner of the shares held directly by BML Investment Partners, L.P. Despite such shared beneficial ownership, the reporting persons disclaim that they constitute a statutory group within the meaning of Rule 13d-5(b)(1) of the Exchange Act. The address of BML Investment Partners, L.P. is 65 E Cedar, Suite 2 Zionsville, IN 46077.

On June 29, 2026, BML and Mr. Leonard filed Amendment No. 3 to Schedule 13G, reporting that BML Investment Partners, L.P. beneficially owned 866,269 shares of the Company’s common stock (2.1% of the outstanding shares), while Mr. Leonard beneficially owned an aggregate of 1,026,269 shares (2.5%), including 160,000 shares held directly by him and 866,269 shares held by BML Investment Partners, L.P.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than employment agreement with certain executive officer further discussed under the heading “Executive Compensation,” and except as described below, since January 1, 2024, the Company has not entered into or there is currently no proposed transactions to which the Company is a party and in which any related person has or will have a direct or indirect material interest involving an amount that exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.

Our policy is to enter into transactions with related persons on terms that, on the whole, are no less favorable than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred. All related person transactions are approved by our Board.

On January 12, 2026, the Company entered into a Share Purchase Agreement with Lifeward Ltd. (Nasdaq: LFWD) (“Lifeward”) and OraTech Ltd. (“OraTech”), then a wholly-owned subsidiary of the Company, pursuant to which Lifeward agreed to acquire from the Company all of the outstanding equity interests of OraTech. Prior to the closing, the Company transferred to OraTech all intellectual property and related assets relating to the Company’s Protein Oral Delivery (POD™) technology platform, together with $6.5 million to fund the next planned clinical trial and related development activities. The transaction closed on March 25, 2026.

In consideration for the acquisition of OraTech, Lifeward issued to the Company: (i) 1,250,363 Lifeward ordinary shares, representing 45.0% of the outstanding Lifeward ordinary shares on the closing date; (ii) 1,006,113 pre-funded warrants to purchase Lifeward ordinary shares at an exercise price of $0.0001 per share; (iii) 1,296,296 warrants to purchase Lifeward ordinary shares at an exercise price of $5.40 per share; and (iv) the right to receive revenue-sharing payments equal to 4% of the net revenue from Lifeward’s ReWalk Personal Exoskeleton products and related extended warranties for up to 10 years, subject to certain caps and termination events. The Company’s ability to exercise the warrants is subject to a beneficial ownership limitation.

In addition, on March 25, 2026, pursuant to a securities purchase agreement among Lifeward, the Company and certain other investors, Lifeward issued to the Company $9.0 million aggregate principal amount of senior secured convertible notes, convertible into Lifeward ordinary shares at a conversion price of $5.40 per share, together with warrants to purchase up to 1,666,666 Lifeward ordinary shares at an exercise price of $5.40 per share. Subject to the achievement of certain milestones, Lifeward has the right to require the Company to fund an additional $9.0 million aggregate principal amount of convertible notes, on substantially the same terms, together with additional warrants.

In connection with the closing of the transaction, effective March 25, 2026, Mr. Nadav Kidron, Dr. Miriam Kidron and Mr. Yehuda Reznick were appointed to the board of directors of Lifeward.

EXECUTIVE COMPENSATION

The following table sets forth the names, ages and positions of our executive officers as of the Record Date:

Name	Age	Position with the Company
Nadav Kidron	52	President, Chief Executive Officer and Chairman
Dr. Miriam Kidron	85	Chief Scientific Officer and director
Joshua Hexter	55	Chief Operating and Business Officer

Mr. Kidron and Dr. Kidron biographies are incorporated by reference from page 9 of this Proxy Statement.

Mr. Joshua Hexter was appointed Chief Operating and Business Officer in September 2019. Mr. Hexter has been affiliated with Oramed since 2013, initially serving as Chief Operating Officer and VP Business Development from 2013 to 2018, and returning to the Company in his current role in 2019. In the intervening period, Mr. Hexter served as Chief Business Officer at BrainsWay Ltd. (Nasdaq/TASE: BWAY) from 2018 to 2019, a commercial stage medical device company focused on the development and sale of non-invasive neuromodulation products. Prior to that, Mr. Hexter was Executive Director at BioLineRx Ltd. (Nasdaq/TASE: BLRX) from 2007 to 2013, a biopharmaceutical development company dedicated to identifying, in-licensing and developing innovative therapeutic candidates. Prior to his employment with BioLineRx, Mr. Hexter was Chief Executive Officer of Biosensor Systems Design, Inc., a company developing market-driven biosensors. Mr. Hexter holds a bachelor’s degree from the University of Wisconsin and a master’s degree in management.

SUMMARY COMPENSATION TABLE

The following table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2025 and 2024 by (i) all individuals who served as our PEO during the fiscal year ended December 31, 2025, (ii) if applicable, our two most highly compensated executive officers, other than individuals who served as our PEO, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2025, with compensation during the fiscal year ended December 31, 2025 of $100,000 or more, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2025 (the individuals falling within categories (i), (ii) and (iii), the “NEOs”).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)(2)	RSUs and PSUs Awards ($)(3)	All Other Compensation ($)(1)(4)	Total ($)
Nadav Kidron	2025	619,529	379,935	3,709,269	65,927	4,774,460
President, Chief Executive Officer and Chairman(5)	2024	540,145	270,767	1,224,760	62,017	2,097,689

Dr. Miriam Kidron	2025	439,902	271,994	1,406,033	48,455	2,166,384
Chief Scientific Officer and director(5)	2024	408,104	155,291	951,545	19,607	1,534,547

Joshua Hexter	2025	285,432	218,148	1,299,065	79,753	1,882,398
Chief Operating and Business Officer	2024	259,038	93,992	608,545	69,875	1,031,450

____________

(1)      Amounts paid for Salary, Bonus and All Other Compensation that were originally denominated in NIS were translated into U.S. Dollars at the then average exchange rate for the period.

(2)      Bonuses were granted at the discretion of the Compensation Committee.

(3)      For RSU and performance stock unit, or PSU, awards, the amounts reflect the grant date fair value, as calculated pursuant to ASC Topic 718 “Compensation-Stock Compensation.” The assumptions used to determine the fair value of the RSU awards are set forth in note 14 to our audited consolidated financial statements. Our NEOs will not realize the value of these awards in cash unless and until the awards vest and the underlying shares are issued and subsequently sold.

(4)      See “All Other Compensation Table” below.

(5)      See “Employment and Consulting Agreements” below.

All Other Compensation Table

The “All Other Compensation” amounts set forth in the Summary Compensation Table above consist of the following:

Name	Year	Automobile- Related Expenses ($)	Manager’s Insurance(1) ($)	Education Fund ($)	Total ($)
Nadav Kidron	2025	29,331	32,499	4,097	65,927
	2024	30,505	27,690	3,822	62,017

Dr. Miriam Kidron	2025	25,009	20,325	3,121	48,455
	2024	19,607	—	—	19,607

Joshua Hexter	2025	17,382	42,243	20,128	79,753
	2024	16,217	34,219	19,439	69,875

____________

(1)      Manager’s insurance and education funds are customary benefits provided to employees based in Israel. Manager’s insurance is a combination of severance savings (in accordance with Israeli law), defined contribution tax-qualified pension savings and disability insurance premiums. An education fund is a savings fund of pre-tax contributions to be used after a specified period of time for educational or other permitted purposes.

Employment and Consulting Agreements

Miriam Kidron

On July 1, 2008, Oramed Ltd. entered into a consulting agreement with KNRY whereby Dr. Miriam Kidron, through KNRY, provides services as Chief Scientific Officer of both the Company and Oramed Ltd., or the Miriam Kidron Consulting Agreement.

The Miriam Kidron Consulting Agreement is terminable by either party upon 140 days prior written notice. The agreement, as amended, provides that KNRY will be reimbursed for reasonable expenses incurred in connection with performance of the agreement. Pursuant to the agreement, each of KNRY and Dr. Miriam Kidron agreed that during the term of the agreement and for a 12-month period thereafter, none of them will compete with Oramed Ltd. nor solicit employees of Oramed Ltd. Effective as of July 1, 2024, the monthly consulting fee is NIS 134,550.

Effective as of April 1, 2025, the Company entered into a consulting agreement with KNRY, whereby the Chief Scientific Officer, through KNRY, provides services as Chief Scientific Officer of the Company. The agreement is terminable by either party upon 140 days prior written notice. The agreement provides that KNRY will be reimbursed for reasonable expenses incurred in connection with performance of the agreement. The Chief Scientific Officer receives a monthly consulting fee of NIS 67,275. Pursuant to the agreement, KNRY and the Chief Scientific Officer each agree that during the term of the agreement and for a 12-month period thereafter, none of them will compete with the Company nor solicit employees of the Company.

Effective as of January 1, 2026, monthly consulting fee of the Chief Scientific Officer is NIS 71,648.

In addition, the Company, through Oramed Ltd., has entered into an employment agreement with the Chief Scientific Officer, effective as of April 1, 2025, pursuant to which the Chief Scientific Officer receives a gross monthly salary of NIS 51,750 in consideration for her services as Chief Scientific Officer of Oramed Ltd. In addition, the Chief Scientific Officer is provided with a phone and a company car pursuant to the terms of her agreement.

Effective as of January 1, 2026, the gross monthly salary of the Chief Scientific Officer is NIS 55,114.

Nadav Kidron

Effective November 1, 2022, the Company entered into a consulting agreement with Shnida Ltd., whereby Nadav Kidron, through Shnida Ltd., provides services as President and Chief Executive Officer of the Company. The agreement is terminable by either party upon 140 days prior written notice. The agreement provides that Shnida Ltd. will be reimbursed for reasonable expenses incurred in connection with performance of the agreement. Effective as of January 1, 2024, Nadav Kidron receives a monthly consulting fee of NIS 96,825. Effective as of July 1, 2024, the

monthly consulting fee is NIS 111,349. Pursuant to the agreement, Shnida Ltd. and Nadav Kidron each agree that during the term of the agreement and for a 12-month period thereafter, none of them will compete with the Company nor solicit employees of the Company.

Effective as of January 1, 2026, the monthly consulting fee of the Chief Executive Officer is NIS 118,587.

In addition, we, through Oramed Ltd., have entered into an employment agreement with Nadav Kidron, effective as of November 1, 2022, pursuant to which, effective as of January 1, 2024, Mr. Kidron receives gross monthly salary of NIS 51,591 in consideration for his services as President and Chief Executive Officer of Oramed Ltd. Effective as of July 1, 2024, Mr. Kidron receives gross monthly salary of NIS 59,330 in consideration for his services as President and Chief Executive Officer of Oramed Ltd. In addition, Mr. Kidron is provided with a phone and a company car pursuant to the terms of his agreement.

Effective as of January 1, 2026, the gross monthly salary of the Chief Executive Officer is NIS 63,186.

Joshua Hexter

We, through Oramed Ltd., have entered into an employment agreement with Joshua Hexter as of August 18, 2019, pursuant to which Mr. Hexter was appointed as Chief Operating and Business Officer of the Company and Oramed Ltd., effective September 19, 2019. In accordance with the employment agreement, as amended, Mr. Hexter’s current gross monthly salary is NIS 81,466, effective as of July 1, 2024, and he will be provided with a company car allowance pursuant to the terms of his agreement.

Effective as of January 1, 2026, the gross monthly salary of the Chief Operating and Business Officer is NIS 86,761.

We have entered into indemnification agreements with our directors and officers pursuant to which we agreed to indemnify each director and officer for any liability he or she may incur by reason of the fact that he or she serves as our director or officer, to the maximum extent permitted by law.

Potential Payments upon Termination or Change-in-Control

We have no plans or arrangements in respect of remuneration received or that may be received by our NEOs to compensate such officers in the event of termination of employment (as a result of resignation or retirement).

According to our NEOs’ employment agreements, upon a termination in connection with a change-in-control that occurs during the period that is three months prior and 12 months after the event, the following “double trigger” change-in-control provisions shall apply:

•        The President and Chief Executive Officer will be entitled to receive 18 months severance.

•        All other NEOS will be entitled to receive 12 months severance.

•        Severance shall be defined as base salary plus bonuses over the severance period. For U.S.-based persons, COBRA payments equivalent to healthcare benefits values will be provided over the severance period.

•        Full vesting acceleration of all outstanding unvested equity incentives.

Pension, Retirement or Similar Benefit Plans

We have no arrangements or plans under which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options, RSUs or restricted shares at the discretion of our Compensation Committee in the future.

Policy Relating to Recovery of Erroneously Awarded Compensation

Our Board has adopted an executive compensation clawback policy, administered by our Compensation Committee, which provides for the recoupment (or clawback) from current and former executive officers of certain compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws of the United States. In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material non-compliance with any financial reporting requirement under the securities laws, the Compensation Committee will require prompt reimbursement or forfeiture of any excess incentive compensation (as defined in the clawback policy) received by any covered executive officer during the three completed years immediately preceding the date on which the Company is required to prepare an accounting restatement.

PAY VERSUS PERFORMANCE TABLE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to our Chief Executive Officer and our other NEOs and certain financial performance of the Company for each of Fiscal 2025, the fiscal year ended December 31, 2025 and the fiscal year ended December 31, 2024.

Fiscal Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO(1)	Average Summary Compensation Table Total for Other NEOs	Average Compensation Actually Paid to Other NEOs(1)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income (Loss)
2025	$4,774,660	$4,801,325	$2,024,392	$2,059,945	$118	$75,324
2024	$2,097,689	$2,141,803	$1,282,999	$1,313,317	$105	$(15,920)
2023	$1,659,222	$265,813	$918,936	$(125,099)	$19	$5,088

____________

(1)      Amounts represent compensation actually paid to the following persons: (a) for 2025 — Mr. Nadav Kidron, our President, Chief Executive Officer and Chairman, Dr. Miriam Kidron, our Chief Scientific Officer and a director, and Mr. Joshua Hexter, our Chief Operating Officer; (b) for 2024 — Mr. Nadav Kidron, our President, Chief Executive Officer and Chairman, Dr. Miriam Kidron, our Chief Scientific Officer and a director, and Mr. Joshua Hexter, our Chief Operating Officer; and (c) for 2023 — Mr. Nadav Kidron, our President, Chief Executive Officer and Chairman, Dr. Miriam Kidron, our Chief Scientific Officer and a director, and Mr. Joshua Hexter, our Chief Operating Officer. As determined under SEC rules, the amounts reported in the “Compensation Actually Paid to CEO” and “Compensation Actually Paid to other NEOs” columns do not reflect the actual compensation paid to or realized by our Chief Executive Officer or our other NEOs during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price, various accounting valuation assumptions and projected performance related to our performance awards. See “Summary Compensation Table” above for certain other compensation of our Chief Executive Officer and our other NEOs for each applicable fiscal year.

Compensation actually paid to our Chief Executive Officer represents the total compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

Adjustments to Determine Compensation “Actually Paid” to our Chief Executive Officer	2025	2024	2023
Total Compensation in the Summary Compensation Table	$4,774,660	$2,097,689	$1,659,222
Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	$(3,709,269)	$(1,224,760)	$(904,920)
Deduction for Amounts Reported under “Option Awards” Column in the Summary Compensation Table	$—	$—	$—
Increase for Fair Value of Awards Granted During Fiscal Year that Remain Unvested as of Year End, Determined as of Applicable Fiscal Year End(1)	$3,039,924	$872,006	$483,368
Increase for Fair Value of Awards Granted During Fiscal Year that Vested during Applicable Fiscal Year, Determined as of Vesting Date(1)	$735,970	$382,364	$656,078
Increase/deduction for Awards Granted During Prior Fiscal Year that were Outstanding and Unvested as of Applicable Fiscal Year End	$57,294	$8,752	$(768,999)
Increase/deduction for Awards Granted During Prior Fiscal Year that Vested During Applicable Fiscal Year	$(97,254)	$5,753	$(858,935)
Total Adjustments	$26,665	$44,114	$(1,393,409)
Compensation Actually Paid to the CEO	$4,801,325	$2,141,803	$265,813

____________

(1)      All fair value amounts are computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718.

Adjustments to Determine Compensation “Actually Paid” to our Other Named Executive Officers	2025	2024	2023
Average Total Compensation in the Summary Compensation Table	$2,024,392	$1,282,999	$918,936
Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	$(1,352,549)	$(780,045)	$(456,100)
Deduction for Amounts Reported under “Option Awards” Column in the Summary Compensation Table	$—	$—	$—
Increase for Fair Value of Awards Granted During Fiscal Year that Remain Unvested as of Year End, Determined as of Applicable Fiscal Year End(2)	$1,129,060	$527,963	$401,363
Increase for Fair Value of Awards Granted During Fiscal Year that Vested during Applicable Fiscal Year, Determined as of Vesting Date	$262,954	$270,527	$87,885
Increase/deduction for Awards Granted During Prior Fiscal Year that were Outstanding and Unvested as of Applicable Fiscal Year End	$39,819	$8,523	$(812,057)
Increase/deduction for Awards Granted During Prior Fiscal Year that Vested During Applicable Fiscal Year	$(43,731)	$3,351	$(265,125)
Total Adjustments	$35,553	$30,319	$(1,044,035)
Compensation Actually Paid to the Other Named Executive Officers	$2,059,945	$1,313,317	$(125,099)

Relationship Between Financial Performance Measures

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Company TSR

Compensation Actually Paid and Net Loss

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Loss (Income)
Compensation Actually Paid ($000)
6,000
5,000
4,000
3,000
2,000
1,000
0
-1,000
Net Loss (Income) ($000)
$80,000
$60,000
$40,000
$20,000
$0
-$20,000
-$40,000
266
-125
5,088
2,142
1,313
(15,920)
4,801
2,060
75,324
2023
2024
2025
Compensation actually paid to PEO
Average Compensation actually paid to Non-PEOS NEOs
Oramed Pharmaceuticals Inc. Net Loss (Income)

All information provided above under the “Pay-Versus-Performance” heading will not be deemed to be incorporated by reference into any of Oramed’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent Oramed specifically incorporates such information by reference.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025

The following table sets forth information concerning stock options and stock awards held by the NEOs as of December 31, 2025.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares that have not vested (#)	Market value of shares that have not vested ($)
Nadav Kidron	49,000	(1)	—		7.77	6/30/27
	97,000	(2)	—		8.14	1/31/28
	196,500	(3)(4)	—		3.16	2/26/29
	190,000	(5)	—		4.80	1/8/30
	150,000	(6)			10.40	2/3/31
	80,250	(7)	26,750	(7)	13.89	1/3/32
	116,127	(8)			3.91	9/17/32
							1,357,306(9–23)	3,868,320

Dr. Miriam Kidron	69,999	(24)	—		7.77	6/30/27
	47,000	(25)	—		8.14	1/31/28
	104,000	(26)(4)	—		3.16	2/26/29
	100,000	(27)			4.80	1/8/30
	100,000	(28)			10.40	2/3/31
	54,000	(29)	18,000	(29)	13.89	1/3/32
							633,748(30–42)	1,806,181

Joshua Hexter	100,000	(43)			3.69	9/11/29
			100,000	(44)	3.69	9/11/29
	50,000	(45)			10.40	2/3/31
	27,000	(46)	9,000	(46)	13.89	1/3/32	501,742(47–56)	1,334,962

____________

(1)      On June 30, 2017, 147,000 options were granted to Nadav Kidron under the 2008 Plan at an exercise price of $7.77 per share; 49,000 of such options vested on December 31, 2017 and the remainder vested in two equal installments of 49,000 on each of December 31, 2018 and December 31, 2019, subject to the Company share price reaching the target of $9.50 and $12.50 per share, respectively. The options expire on June 30, 2027. As of December 31, 2021, 98,000 of these options were forfeited.

(2)      On January 31, 2018, 97,000 options were granted to Nadav Kidron under the 2008 Plan at an exercise price of $8.14 per share; 97,000 of such options vested in four equal installments of 24,250 on each of January 1, 2019, January 1, 2020, January 1, 2021 and January 1, 2022. The options expire on January 31, 2028.

(3)      On February 26, 2019, 196,500 options were granted to Nadav Kidron under the 2008 Plan at an exercise price of $3.16 per share; 196,500 of such options vested in four equal installments of 49,125 on each of December 31, 2019, December 31, 2020, December 31, 2021 and December 31, 2022. The options expire on February 26, 2029. For additional information, see footnote 4 below.

(4)      On September 11, 2019, these options were canceled and re-granted under the 2019 Plan in the same amounts and under the same terms as the original grants.

(5)      On January 8, 2020, 190,000 options were granted to Nadav Kidron under the 2019 Plan at an exercise price of $4.80 per share. 190,000 of the options vested in four equal installments of 47,500 on each of December 31, 2020, December 31, 2021, December 31, 2022 and December 31, 2023. The options expire on January 8, 2030.

(6)      On February 3, 2021, 150,000 options were granted to Nadav Kidron under the 2019 Plan at an exercise price of $10.40 per share. 150,000 of the options vested in four equal installments of 37,500 on each of December 31, 2021, December 31, 2022 and December 31, 2023, and December 31, 2024. The options expire on February 3, 2031.

(7)      On January 3, 2022, 107,000 options were granted to Nadav Kidron under the 2019 Plan at an exercise price of $13.89 per share. 80,250 options vested in three equal installments of 26,750 on each of January 1, 2023, January 1, 2024 and January 1, 2025. The remainder 26,750 shall vest on January 1, 2026. The options expire on January 3, 2032.

(8)      On September 18, 2022, 116,127 options were granted to Nadav Kidron under the Oravax Medical Inc. 2021 Long-Term Incentive Plan at an exercise price of $3.91 per share. 116,127 of the options vested in four installments on each of September 18, 2022, December 31, 2022, December 31, 2023 and December 31, 2024. The options expire on September 17, 2032.

(9)      On November 13, 2014, 9,788 RSUs, representing a right to receive shares of the Company’s common stock, were granted to Nadav Kidron. The RSUs vested in two equal installments, each of 4,894 shares, on November 30 and December 31, 2014. The shares of common stock underlying the RSUs will be issued upon request of the grantee.

(10)    On February 23, 2015, 79,848 RSUs, representing a right to receive shares of the Company’s common stock, were granted to Nadav Kidron. The RSUs vested in 23 installments consisting of one installment of 6,654 shares on February 28, 2015 and 22 equal monthly installments of 3,327 shares each, commencing March 31, 2015. The shares of common stock underlying the RSUs will be issued upon request of the grantee.

(11)    On February 3, 2021, 300,000 PSUs, representing a right to receive shares of the Company’s common stock, were granted to Nadav Kidron. 100,000 RSUs vested on August 31, 2021 ,100,000 RSUs vested on February 10, 2025, and 100,000 RSUs shall vest upon our common stock achieving a specified price per share.

(12)    On January 3, 2022, 63,000 RSUs representing a right to receive shares of the Company’s common stock were granted to Nadav Kidron. 47,250 RSUs vested in three equal installments, each of 15,750 shares on January 1, 2023, January 1, 2024 and January 1, 2025. The remainder 15,750 shall vest on January 1, 2026. The shares of common stock underlying the RSUs will be issued upon request of the grantee.

(13)    On July 28, 2022, 126,000 RSUs representing a right to receive shares of the Company’s common stock were granted to Nadav Kidron. 84,000 RSUs vested in two equal installments, each of 42,000 shares on January 1, 2024 and January 1, 2025. The remainder 42,000 shall vest on January 1, 2026. The shares of common stock underlying the RSUs will be issued upon request of the grantee.

(14)    On April 17, 2023, 279,000 RSUs representing a right to receive shares of the Company’s common stock were granted to Nadav Kidron. 255,750 RSUs vested in eleven equal quarterly installments of 23,250 starting May 1, 2023 and the remainder of 23,250 shall vest on February 1, 2026.

(15)    On January 4, 2024, 329,000 RSUs representing a right to receive shares of the Company’s common stock were granted to Nadav Kidron. 329,000 RSUs vested in twelve equal quarterly installments of 27,417 starting January 8, 2024.

(16)    On January 4, 2024, 141,000 PSUs representing a right to receive shares of the Company’s common stock were granted to Nadav Kidron. The total amount of the PSUs vested on February 10, 2025 upon the satisfaction of certain market conditions.

(17)    On January 2, 2025, the Board modified 294,000 outstanding PSUs that were granted to the Company’s executive officers adjusting the vesting criteria from market condition to performance targets.

(18)    On January 2, 2025, 433,500 RSUs representing a right to receive shares of the Company’s common stock were granted to Nadav Kidron. The RSUs vested in twelve quarterly installments of 36,125 starting January 1, 2025.

(19)    On January 2, 2025, 186,000 PSUs representing a right to receive shares of the Company’s common stock were granted to Nadav Kidron. The total amount of the PSUs vested on February 10, 2025 upon the satisfaction of certain performance conditions.

(20)    On December 31, 2025, 299,750 RSUs representing a right to receive shares of the Company’s common stock were granted to Nadav Kidron. The RSUs shall vest in eleven quarterly installments of 27,250 starting April 1, 2026.

(21)    On December 31, 2025, 109,000 PSUs representing a right to receive shares of the Company’s common stock were granted to Nadav Kidron. The total amount of the PSUs vest upon the satisfaction of certain performance conditions.

(22)    On December 31, 2025, 109,000 PSUs representing a right to receive shares of the Company’s common stock were granted to Nadav Kidron. The total amount of the PSUs vest upon the satisfaction of certain performance conditions or certain market conditions.

(23)    On December 31, 2025, 259,890 RSUs representing a right to receive shares of the Company’s common stock were granted to Nadav Kidron. 259,890 RSUs shall vest in one installment on January 1, 2026.

(24)    On June 30, 2017, 69,999 options were granted to Dr. Miriam Kidron under the 2008 Plan at an exercise price of $7.77 per share; Such options vested in three equal installments of 23,333 on each of December 31, 2017, December 31, 2018 and December 31, 2019. The options have an expiration date of June 30, 2027.

(25)    On January 31, 2018, 47,000 options were granted to Dr. Miriam Kidron under the 2008 Plan at an exercise price of $8.14 per share; 47,000 of such options vested in four equal installments of 11,750 on each of January 1, 2019, January 1, 2020, January 1, 2021 and January 1, 2022. The options expire on January 31, 2028.

(26)    On February 26, 2019, 104,000 options were granted to Dr. Miriam Kidron under the 2008 Plan at an exercise price of $3.16 per share; 104,000 of such options vested in four equal installments of 26,000 on each of December 31, 2019, December 31, 2020, December 31, 2021 and December 31, 2022. The options expire on February 26, 2029. For additional information, see footnote 4 above.

(27)    On January 8, 2020, 100,000 options were granted to Dr. Miriam Kidron under the 2019 Plan at an exercise price of $4.80 per share. 100,000 of the options vested in four equal installments of 25,000 on each of December 31, 2020, December 31, 2021, December 31, 2022 and December 31, 2023. The options expire on January 8, 2030.

(28)    On February 3, 2021, 100,000 options were granted to Dr. Miriam Kidron under the 2019 Plan at an exercise price of $10.40 per share. 100,000 of such options vested in four equal installments of 25,000 on each of December 31, 2021, December 31, 2022 and December 31, 2023 and December 31, 2024. The options expire on February 3, 2031.

(29)    On January 3, 2022, 72,000 options were granted to Dr. Miriam Kidron under the 2019 Plan at an exercise price of $13.89 per share. 54,000 of such options vested in three equal installments of 18,000 on each of January 1, 2023, January 1, 2024 and January 1, 2025 and the remainder of 18,000 shall vest on January 1, 2026. The options expire on January 3, 2032.

(30)    On February 3, 2021, 200,000 RSUs, representing a right to receive shares of the Company’s common stock, were granted to Dr. Miriam Kidron. 66,666 RSUs vested on August 31, 2021, 66,667 RSUs vested on February 10, 2025 upon our achievement of certain business objectives, and 66,667 RSUs shall vest upon our common stock achieving a specified price per share.

(31)    On January 3, 2022, 42,000 RSUs representing a right to receive shares of the Company’s common stock were granted to Dr. Miriam Kidron. 31,500 vested on three equal installments of 10,500 on each of January 1, 2023, January 1, 2024 and January 1, 2025. The remainder shall vest on January 1, 2026.

(32)    On July 28, 2022, 84,000 RSUs representing a right to receive shares of the Company’s common stock were granted to Dr. Miriam Kidron. 63,000 vested on three equal installments of 21,000 on each of January 1, 2023, January 1, 2024 and January 1, 2025. The remainder shall vest on January 1, 2026.

(33)    On April 17, 2023, 213,000 RSUs representing a right to receive shares of the Company’s common stock were granted to Dr. Miriam Kidron. 213,000 RSUs vested in twelve equal quarterly installments of 17,750 starting May 1, 2023. The shares of common stock underlying the RSUs will be issued upon request of the grantee.

(34)    On April 17, 2023, 53,500 performance-based RSUs representing a right to receive shares of the Company’s common stock were granted to Dr. Miriam Kidron. 53,500 RSUs vested in one installment on May 26, 2023, upon our common stock achieving a specified price per share. The shares of common stock underlying the RSUs will be issued upon request of the grantee.

(35)    On January 4, 2024, 295,500 RSUs representing a right to receive shares of the Company’s common stock were granted to Dr. Miriam Kidron. The RSUs vested in twelve equal quarterly installments of 24,625 starting January 8, 2024. The shares of common stock underlying the RSUs will be issued upon request of the grantee.

(36)    On January 4, 2024, 74,000 PSUs representing a right to receive shares of the Company’s common stock were granted to Dr. Miriam Kidron. The total amount of the PSUs vested on February 10, 2025 upon the satisfaction of certain market conditions.

(37)    On January 2, 2025, 207,500 RSUs representing a right to receive shares of the Company’s common stock were granted to Dr. Miriam Kidron. The RSUs vested in twelve quarterly installments of 17,250 starting January 1, 2025.

(38)    On January 2, 2025, 52,000 PSUs representing a right to receive shares of the Company’s common stock were granted to Dr. Miriam Kidron. The total amount of the PSUs vested on February 10, 2025 upon the satisfaction of certain performance conditions.

(39)    On December 31, 2025, 105,417 RSUs representing a right to receive shares of the Company’s common stock were granted to Dr. Miriam Kidron. The RSUs shall vest in eleven quarterly installments of 9,583 starting April 1, 2026.

(40)    On December 31, 2025, 19,000 PSUs representing a right to receive shares of the Company’s common stock were granted to Dr. Miriam Kidron. The total amount of the PSUs vest upon the satisfaction of certain performance conditions. The total fair value of these PSUs on the date of grant was $54, using the quoted closing market share price of $2.85 on the Nasdaq Capital Market on the date of grant.

(41)    On December 31, 2025, 19,000 PSUs representing a right to receive shares of the Company’s common stock were granted to Dr. Miriam Kidron. The total amount of the PSUs vest upon the satisfaction of certain performance conditions or certain market conditions. The total fair value of these PSUs on the date of grant was $54, using the quoted closing market share price of $2.85 on the Nasdaq Capital Market on the date of grant.

(42)    On December 31, 2025, 130,914 RSUs representing a right to receive shares of the Company’s common stock were granted to Dr. Miriam Kidron. 130,914 RSUs shall vest in one installment on January 1, 2026.

(43)    On November 9, 2019, 100,000 options were granted to Joshua Hexter under the 2019 Plan at an exercise price of $3.69 per share; 100,000 of the options vested in sixteen equal quarterly installments of 6,250 starting November 1, 2019.

(44)    On November 9, 2019, 100,000 options were granted to Joshua Hexter under the 2019 Plan at an exercise price of $3.69 per share; 100,000 of the options shall vest in four quarterly installments upon our achievement of certain business objectives.

(45)    On February 3, 2021, 50,000 options were granted to Joshua Hexter under the 2019 Plan at an exercise price of $10.40 per share. 50,000 of the options vested in four equal installments of 12,500 on each of December 31, 2021, December 31, 2022, December 31, 2023, and December 31, 2024. The options expire on February 3, 2031.

(46)    On January 3, 2022, 36,000 options were granted to Joshua Hexter under the 2019 Plan at an exercise price of $13.89 per share. 27,000 options vested in three equal installments of 9,000 on each of January 1, 2023, January 1, 2024 and January 1, 2025. The remainder shall vest on January 1, 2026. The options expire on January 3, 2032.

(47)    On February 3, 2021, 100,000 PSUs, representing a right to receive shares of the Company’s common stock, were granted to Joshua Hexter. 33,333 RSUs vested on August 31, 2021, 33,333 RSUs vested on February 10, 2025 upon our common stock achieving a specified price per share, and 33,334 RSUs vest upon our achievement of certain business objectives.

(48)    On January 3, 2022, 21,000 RSUs representing a right to receive shares of the Company’s common stock were granted to Joshua Hexter. 15,750 RSUs vested in three equal installments, each of 5,250 shares on January 1, 2023, January 1, 2024 and January 1, 2025. The remainder 5,250 shall vest on January 1, 2026. The shares of common stock underlying the RSUs will be issued upon request of the grantee.

(49)    On July 28, 2022, 42,000 RSUs representing a right to receive shares of the Company’s common stock were granted to Joshua Hexter. 28,000 RSUs vested in two equal installments, each of 14,000 shares on January 1, 2024, January 1, 2025 and the remainder 14,000 shall vest on January 1, 2026.

(50)    On April 17, 2023, 108,000 RSUs representing a right to receive shares of the Company’s common stock were granted to Joshua Hexter. 63,000 RSUs vested in twelve equal quarterly installments of 9,000 starting May 1, 2023.

(51)    On January 4, 2024, 180,500 RSUs representing a right to receive shares of the Company’s common stock were granted to Joshua Hexter. The RSUs vested in twelve equal quarterly installments of 15,042 starting January 8, 2024. The shares of common stock underlying the RSUs will be issued upon request of the grantee.

(52)    On January 2, 2025, 194,500 RSUs representing a right to receive shares of the Company’s common stock were granted to Joshua Hexter. The RSUs vested in twelve quarterly installments of 16,208 starting January 1, 2025.

(53)    On December 31, 2025, 105,417 RSUs representing a right to receive shares of the Company’s common stock were granted to Joshua Hexter. The RSUs shall vest in eleven quarterly installments of 9,583 starting April 1, 2026.

(54)    On December 31, 2025, 19,000 PSUs representing a right to receive shares of the Company’s common stock were granted to Joshua Hexter. The total amount of the PSUs shall vest upon the satisfaction of certain performance conditions.

(55)    On December 31, 2025, 19,000 PSUs representing a right to receive shares of the Company’s common stock were granted to Joshua Hexter. The total amount of the PSUs shall vest upon the satisfaction of certain performance conditions or certain market conditions.

(56)    On December 31, 2025, 106,911 RSUs representing a right to receive shares of the Company’s common stock were granted to Joshua Hexter. 106,911 RSUs shall vest in one installment on January 1, 2026.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Kesselman & Kesselman was responsible for performing an independent audit of the consolidated financial statements for the fiscal year ended December 31, 2025 and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the fiscal years ended December 31, 2025, and 2024.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Kesselman & Kesselman matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Kesselman & Kesselman to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountants’ communication with the Audit Committee concerning independence. The Audit Committee concluded that Kesselman & Kesselman is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in Oramed’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, that was filed with the SEC.

AUDIT COMMITTEE

Dr. Arie Mayer

Dr. Daniel Aghion

Yehuda Reznick

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Pre-Approval Policies and Procedures

Under the Audit Committee’s pre-approval policies and procedures, the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firms. On an annual basis, the Audit Committee pre-approves a list of services that may be provided by the independent registered public accounting firms without obtaining specific pre-approval from the Audit Committee.

The Audit Committee has delegated pre-approval authority to the Audit Committee chairman and any pre-approved actions by the Audit Committee chairman as designee are reported to the Audit Committee for approval at its next scheduled meeting.

All of the services rendered by Kesselman & Kesselman in the fiscal years ended December 31, 2025, and 2024 were pre-approved by the Audit Committee.

PROPOSAL NO. 2 — AUDITOR RATIFICATION PROPOSAL

The Audit Committee has appointed Kesselman & Kesselman as the independent registered public accounting firm for the fiscal year ending December 31, 2026, subject to stockholder ratification. The Board proposes that the stockholders ratify, in a non-binding vote, this appointment.

The Audit Committee has reviewed the independence of Kesselman & Kesselman as auditor. The Audit Committee has concluded that Kesselman & Kesselman is independent and that it is in the best interests of the Company and its stockholders to retain Kesselman & Kesselman as independent auditor for 2026.

No representative of Kesselman & Kesselman will be present at the Annual Meeting.

Fees Paid to Kesselman & Kesselman

The following table sets forth the aggregate fees billed by Kesselman & Kesselman for professional services rendered for the fiscal years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees:(1)	$204,575	$124,882
Audit-Related Fees:(2)	—	1,500
Tax Fees:(3)	26,946	17,986
All Other Fees:(4)	—	—
Total	$231,521	$144,368

____________

(1)      Audit Fees include fees for services rendered for the audit of our annual financial statements, the review of financial statements included in our Quarterly Reports on Form 10-Q, assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with regulatory filings.

(2)      Represents fees paid for services rendered in connection with the IIA requirements.

(3)      Represents fees paid for tax consulting services.

(4)      There were no All Other Fees. All Other Fees would include fees that do not constitute Audit Fees, Audit Related Fees, or Tax Fees.

Approval of Independent Registered Public Accounting Firm Services and Fees

The Board requests that stockholders ratify the appointment of Kesselman & Kesselman as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2026. In the event that the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Board determines that such a change could be in the best interest of our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast by the holders of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Auditor Ratification Proposal is required to adopt the proposal to ratify the appointment of Kesselman & Kesselman as our independent registered public accounting firm for the fiscal year ending December 31, 2026. “ABSTAIN” votes will have no effect on the outcome of the Auditor Ratification Proposal. Because the Auditor Ratification Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Auditor Ratification Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KESSELMAN & KESSELMAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 3 — INCENTIVE PLAN AMENDMENT PROPOSAL

The Board is seeking the approval of our stockholders of a third amendment to the Oramed Pharmaceuticals Inc. Amended and Restated 2019 Stock Incentive Plan (the “Plan”), which was adopted by the Board on June 30, 2026, subject to stockholder approval (the “Incentive Plan Amendment”). The Oramed Pharmaceuticals Inc. 2019 Stock Incentive Plan (the “Initial Plan”) was originally approved by the Board on August 5, 2019, and by our stockholders on August 29, 2019 and thereafter was amended and restated and approved by the Board on June 29, 2020, and by our stockholders on August 3, 2020. Under the Initial Plan, as originally adopted, we initially reserved 1,000,000 shares of our Common Stock for issuance as awards under the Initial Plan, which was increased under the Plan to 3,000,000 shares. The Plan was amended by the First Amendment to the Plan (the “First Amendment”) to increase the total number of shares of our Common Stock for issuance under the Plan to 7,500,000 shares, which was adopted by our stockholders on June 30, 2022. The Plan was also amended by the Second Amendment to the Plan (the “Second Amendment”) to increase the total number of shares of our Common Stock for issuance under the Plan to 9,500,000 shares which was adopted by our stockholders on August 19, 2025.

As of the Record Date, there were 958,245 shares remaining available for future issuance as awards under the Plan. The Incentive Plan Amendment would further increase the number of shares of Common Stock available for issuance pursuant to awards under the Plan by an additional 3,000,000 shares, to a total of 12,500,000 shares of our Common Stock.

Background and Purpose of the Proposal

Our Board, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the Incentive Plan Amendment is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors.

A copy of the Incentive Plan Amendment, the First Amendment, and the Second Amendment are included as Annex A, Annex B, and Annex C respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the Plan, which is qualified in its entirety by reference to the full text of the Plan, as amended.

Summary of the Proposed Incentive Plan Amendment

The Board adopted the Incentive Plan Amendment on June 30, 2026, subject to stockholder approval, to increase the number of shares of our Common Stock available for issuance pursuant to awards under the Plan by an additional 3,000,000 shares, to a total of 12,500,000 shares of our Common Stock.

Description of the Plan

Purpose.    The purpose of the Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors of the Company or any of our subsidiaries. The Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our Common Stock. The Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration.    The Initial Plan was originally approved by the Board on August 5, 2019. The Plan, as amended and restated, was approved by the Board on June 29, 2020 (the “Effective Date”). The Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by the Board. No award may be made under the Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization.    The maximum number of shares authorized for issuance under the Plan following the Incentive Plan Amendment will be 12,500,000 shares of common stock, which is an increase of 3,000,000 shares from the number of shares currently authorized for issuance under the Plan. Other than in the case of options intended to qualify as incentive stock options (“ISOs”) for U.S. federal income tax purposes, the shares underlying any awards that are forfeited, canceled or expired (whether voluntarily or involuntarily) under the Plan will be added back to the shares authorized for issuance under the Plan. Shares that actually have been issued under the Plan pursuant to an award will not be available for future issuance under the Plan, except that if unvested shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their fair market value at the time of repurchase, such shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of Nasdaq and applicable law, shares surrendered upon exercise or purchase of an award (including pursuant to a net exercise) or to satisfy tax withholding obligations will be added back to the shares authorized for issuance under the Plan, unless otherwise determined by the administrator. In no event will ISOs be issued under the Plan following the Incentive Plan Amendment with respect to more than 12,500,000 shares, adjusted as described below. Shares to be issued may be made available from authorized but unissued shares of our common stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise.

Administration.    The Plan is administered by the Board or the Compensation Committee. The administrator of the Plan has the power and authority to: select the employees, directors and consultants to whom awards will be granted from time to time; determine whether and to what extent awards are granted under the Plan; determine the number of shares or the amount of other consideration to be covered by each award granted thereunder, the exercise price or purchase price of each option or other award, the duration of each award and the times at which each award will become exercisable; approve forms of award agreements for use under the Plan; approve the time or times when options or other awards vest, which may be based on performance criteria and may include any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any award or shares related thereto based in each case on such factors as the administrator, in its sole discretion, determines; subject to certain limitations, amend the terms of any outstanding award under the Plan; construe and interpret the terms of the Plan and awards, including without limitation, any notice of award or award agreement, granted pursuant to the Plan; grant awards to employees, directors and consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the administrator, be necessary or desirable to further the purpose of the Plan; designate awards as ISOs or non-qualified stock options, or as 102 options (whether through a trustee or not) or 3(i) options subject to the limitations under the Israeli Tax Authorities or any other applicable law and to determine the type and route of Trustee 102 options; determine the fair market value of the shares in accordance with the provisions of the Plan; and take all such other action and make all such other determinations and interpretations, not inconsistent with the terms of the Plan, as the administrator deems appropriate. Except in the case of options, stock appreciation rights and performance-based compensation (as discussed further below), the Board may delegate to officers of the Company, as defined in Section 16 of the Exchange Act, the authority to grant awards to consultants and employees, other than our directors or officers, provided that the Board may limit such authority from time to time.

Eligibility.    All employees, directors and consultants of the Company or a subsidiary of the Company are eligible to participate in the Plan subject to the discretion of the administrator. Approximately 18 employees and directors are currently eligible to participate in the Plan. The number of consultants eligible to participate in the Plan fluctuates from time to time. Awards other than ISOs may be granted to employees, directors and consultants. ISOs may be granted only to employees of the Company or certain subsidiaries of the Company. The maximum number of shares of common stock with respect to which options and stock appreciation rights, and restricted stock and RSUs to the extent such awards are performance-based, may be granted to any grantee in any calendar year is 400,000 shares, subject to adjustment as discussed below.

Stock Options.    The administrator may award ISOs, non-qualified stock options, stock options that qualify under Section 102 or Section 3(i) of the Tax Ordinance. The exercise price of stock options awarded under the Plan may not be less (and in the case of certain ISO grants must be more) than the fair market value per share of the common stock on the date of the option grant. The administrator will determine at what times and under what conditions options may be exercised, subject to certain provisions in the case of options granted to Israeli grantees.

To qualify as ISOs, stock options must meet additional U.S. federal income tax requirements under the Internal Revenue Code of 1986, as amended (the “Code”), including a $100,000 limit on the value of shares subject to ISOs that first become exercisable in any one calendar year, a term of 10 years and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Stock Appreciation Rights.    The administrator may award a stock appreciation right independently of a stock option. The base appreciation amount of stock appreciation rights awarded under the Plan may not be less than the fair market value per share of the common stock on the date of grant of the stock appreciation right. The maximum number of shares of common stock with respect to which stock appreciation rights may be granted to any grantee in any calendar year is 400,000 shares, subject to adjustment as discussed below.

Restricted Stock and Restricted Stock Units.    The administrator may award shares of restricted stock or RSUs to grantees subject to such conditions and restrictions as the administrator may determine. RSUs are similar to restricted stock except that no shares are actually awarded to the grantee on the grant date. No monetary payment, other than for applicable taxes, is due by the grantee in connection with the grant of restricted stock or issuance of shares in connection with an RSU, except that the grantee must pay the Company the par value of the restricted stock or the shares of common stock underlying the RSU. The maximum number of shares of common stock with respect to which restricted stock and RSUs may be granted to any grantee in any calendar year is 400,000 shares, subject to adjustment as discussed below.

Performance Awards.    Certain awards of restricted stock or RSUs under the Plan may vest contingent on the satisfaction of performance goals (“performance-based compensation”). The Plan permits the Compensation Committee to condition vesting on the satisfaction of any one or more of the following performance criteria: (1) increase in share price, (2) earnings per share, (3) total stockholder return, (4) operating margin, (5) gross margin, (6) return on equity, (7) return on assets, (8) return on investment, (9) operating income, (10) net operating income, (11) pre-tax profit, (12) cash flow, (13) revenue, (14) expenses, (15) earnings before interest, taxes and depreciation, (16) economic value added, (17) market share, (18) satisfactory completion of clinical trials or scientific benchmarks and (19) receipt of regulatory approvals. These criteria may be applied to the Company or any subsidiary as a whole, or with respect to a division, operating unit or business segment of the Company or a subsidiary, or any combination of the foregoing. The Compensation Committee must select the particular performance criteria before 25% of the applicable performance period has elapsed (or within 90 days of the date of award), if earlier. The Compensation Committee may make adjustments as necessary to the performance criteria to eliminate the effect on the stated performance goals of unplanned acquisitions or dispositions, changes in foreign exchange rates, discrete tax items identified by the Compensation Committee, changes in accounting standards and variances to planned annual incentive compensation expense.

Adjustments Upon Changes in Capitalization.    The total number of shares available for award under the Plan, and the annual limit on the number of shares that may be awarded to any grantee in a calendar year, are subject to adjustment pursuant to the terms of the Plan in the case of certain changes in the capital structure of the Company, including stock splits, reverse stock splits, stock dividends, combination or reclassifications of shares or similar transactions.

Amendment or Discontinuance of the Plan.    The Board may amend, suspend or terminate the Plan at any time, subject to the approval of the Company’s stockholders to the extent such approval is required by applicable laws. Generally, under Nasdaq rules and provisions of the Code in the case of Incentive Stock Options, all material amendments to the Plan will be subject to approval by our stockholders, including, but not limited to: (1) an increase in the number of shares to be issued under the Plan; (2) an increase in benefits to grantees under the Plan including any material change to (i) permit a repricing (or decrease in exercise price) of outstanding stock options and stock appreciation rights (SARs) or (ii) reduce the price of stock options, SARs and other awards intended to provide the benefit of appreciation in the value of common stock subsequent to grant; (3) an extension of the duration of the Plan; (4) an expansion of the class of grantees eligible to participate in the Plan; and (5) any expansion in the types of awards provided under the Plan. Otherwise, the Board may amend or discontinue the Plan at any time, provided that no such amendment may adversely affect the rights under any outstanding award without the holder’s consent.

Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation.    In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options.    A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options (as described in more detail below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the option price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired upon exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant upon exercise of the ISO (referred to as, the “Holding Period”). If a participant disposes of shares acquired upon exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s option price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis of the shares.

Nonqualified Stock Options.    A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired upon exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares.    If a participant pays the option price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock.    A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares to recognize ordinary income on the date of transfer of the restricted shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights.    Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards.    In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding.    Any ordinary income realized by a participant upon the granting, vesting, exercise or conversion of an award under the Plan, as applicable, is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us.    To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. While deductibility of executive compensation for federal income tax purposes is among the factors the Board and Committee consider when structuring executive compensation arrangements, it is not the sole or primary factor considered. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the Company.

Million Dollar Deduction Limit and Other Tax Matters.    We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during that taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2018. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2018, so long as the contract is not materially modified after that date.

If an individual’s rights under the Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

Israeli Income Tax Consequences

The following description of the Israel income tax consequences of awards under the Plan is general and does not purport to be complete.

Pursuant to Section 102 of the Ordinance, which came into effect on January 1, 2003, options, shares, and other securities (including Restricted Shares) (together “Options”) may be granted through a trustee (i.e., Approved 102 Options) or not through a trustee (i.e., Unapproved 102 Options). The following is a brief discussion of the tax consequences applicable to both types of Section 102 Options.

Grant Through a Trustee

Options granted through a trustee and held in trust are made either through the capital gains tax track (i.e., Capital Gains Options) or the compensation income tax track (i.e., Ordinary Income Options). Capital Gains Options and Ordinary Income Options can be granted only through a trustee. Under the capital gains tax track, the Capital Gains Options and the underlying shares have to be held in trust for at least twenty-four (24) months from their date of grant. Any gain made on the sale of shares following the twenty-four (24) month period is subject to a capital gains tax at a current rate of 25%; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Generally, Capital Gains Options are not taxed on their date of grant. However, in the event that the exercise price of the options is less than the fair market value of the Company’s common stock on the date of grant, a portion of the gain will be deemed compensation income, taxable at the personal marginal tax rate of the participant. The payment of such tax is made at the time of exercise of the Capital Gains Options. The portion of the gain that is deemed compensation income is the difference between the average value of the shares as listed on the stock exchange during the thirty (30) day period prior to the date of grant and the exercise price of the option. If the Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the twenty-four (24) month period, any resulting income (cash or equivalent) is taxed as compensation income. If the options have not been exercised and transferred from the trustee to the beneficiary, the taxable amount of income is the value of the option. If the options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

Under the compensation income tax track, the Ordinary Income Options and the underlying shares have to be held in trust for at least twelve (12) months from their date of grant. Any gain made on the sale of shares is subject to compensation income tax at the personal marginal tax rate of the respective participant; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Ordinary Income Options are not taxed on their date of grant, but rather when the options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary. At such time, if the options have not been exercised, the taxable amount of income is the value of the option. If the options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

A corporate tax deduction is available for the employer in the tax year in which tax is withheld. The deductible amount is equal to any amount included by a participant as compensation income, except when a participant is granted Capital Gains Options, including in the event that such Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the applicable twenty-four (24) month period. In such event, any resulting income to the participant is deemed to be compensation income for tax purposes, but there would be no corresponding corporate tax deduction available to the employer.

Grant Not Through a Trustee

In the case of options not made through a trustee, if the shares are non-marketable securities, the option will not be subject to tax at the date of grant of the option or the exercise of the option. However, ordinary income tax will be payable upon the sale of the shares acquired upon exercise of the option. The taxable amount will be the sales proceeds less the aggregate exercise price paid by the participant. If the shares covered by the option have a market value, then the value of the option is treated as compensation income, and subject to tax at the date of grant. There is no tax upon the exercise of the option. However, capital gains tax will be payable on the sale of the shares upon exercise of the option. The taxable amount will be the sales proceeds, less the value that was taxed at the date of grant and the aggregate exercise price paid by the participant.

Grant of Section 3(i) Options

Options under Section 3(i) of the Ordinance may be granted to controlling shareholders, consultants, and controlling stockholders (which are excluded from the term employees under Section 102 of the Ordinance). Grants of options for shares which are non-marketable are not taxed under the income tax rules on the date of grant, but such event creates VAT liability. However, they are subject to tax at the time of exercise at the ordinary income tax rate, and on the day such shares are sold at the capital gains tax rate. The difference between the fair market value of the shares at the time of exercise and the exercise price is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate. Grants of options for shares which have a market value are subject to tax on the date of grant, exercise of the option, and the sale of the shares. The value of the option is taxed on the date of grant at the ordinary income tax rate. The difference between the fair market value of the shares at the time of exercise and the sum of the exercise price and the amounts previously taxed at grant, is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate.

Other Stock Incentives

All other awards under the Israeli Appendix need tax ruling from the Israeli Tax Authority for the postponement of the tax event arising from the issuance thereof. Otherwise, there is an immediate tax event.

Interest of Certain Persons

All members of the Board and all of our executive officers are eligible for awards under the Plan and, thus, have a personal interest in the approval of the Incentive Plan Amendment.

Plan Amendment Benefits

With respect to the increased number of shares reserved under the Plan pursuant to the Incentive Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Compensation Committee.

The market value of our Common Stock on the Record Date was $4.10 per share, based on the closing price of our Common Stock on the Record Date.

Vote Required and Board’s Recommendation

The approval of the Incentive Plan Amendment Proposal requires the vote of a majority of the votes cast by the holders of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Incentive Plan Amendment Proposal. “ABSTAIN” votes will have no effect on the results for the Incentive Plan Amendment Proposal. Because the Incentive Plan Amendment Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Incentive Plan Amendment Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Incentive Plan Amendment Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE INCENTIVE PLAN AMENDMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 4 — THE SAY ON PAY PROPOSAL

We are seeking your advisory vote as required by Section 14A of the Exchange Act, on the approval of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC in the compensation tables and the related material disclosed in this Proxy Statement. Because your vote is advisory, it will not be binding on the Compensation Committee of the Board (the “Compensation Committee”) or our Board. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers every two years and the next such advisory vote will occur at the 2028 annual meeting of stockholders, subject to the voting results of the Say on Frequency Proposal as set forth in this Proxy Statement and our Board’s final determination as related to the frequency of holding future advisory votes on executive compensation.

Our compensation philosophy is designed to provide the compensation and incentives needed to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives and who are crucial to our long-term success. Our compensation program is also designed to reinforce a sense of ownership and to link compensation to our performance as well as the performance of each of our named executive officers.

Our compensation program consists of these general elements:

•        a fixed portion of compensation, in the form of a base salary, to retain and provide a base level of compensation to our named executive officers; and

•        a long-term performance element in the form of equity, to incentivize our named executive officers to achieve superior corporate performance.

In determining the total amount and mixture of the compensation for each of our named executive officers, the Compensation Committee subjectively considers the overall value to the Company of each named executive officer in light of numerous factors, including, but not limited to, the following:

•        our competitive position;

•        our financial performance and the contribution of each individual to our financial performance;

•        individual performance, including past and expected contribution to our corporate goals and execution of our business plan and strategy; and

•        our long-term needs and operational goals, including attracting and retaining key management personnel.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say on pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Oramed Pharmaceuticals Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and the related material disclosed in the proxy statement for the meeting, is hereby approved.”

Vote Required and Board’s Recommendation

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and the Compensation Committee of the Board value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of this vote when making future decisions regarding the compensation of our named executive officers.

The approval of the Say on Pay Proposal requires the vote of a majority of the votes cast by the holders of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Say on Pay Proposal. “ABSTAIN” votes will have no effect on the results for the Say on Pay Proposal. Because the Say on Pay Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Say on Pay Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Say on Pay Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 5 — THE SAY ON FREQUENCY PROPOSAL

As required by the SEC’s rules, we are including this proposal to give our stockholders the opportunity to inform us as to how often they wish us to include a say on pay proposal in our proxy statements.

We are presenting the following proposal, which gives you, as a stockholder, the opportunity to inform us as to whether you wish us to hold an advisory (non-binding) vote on executive compensation once every (1) one year, (2) two years, or (3) three years, or you may abstain from voting on the proposal set forth in the following resolution.

“RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders should be every year, every two years, or every three years.”

The Board recommends that you vote for every three (3) years as the desired frequency for us to hold a non-binding, advisory vote of the stockholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:

•        Our equity compensation program for the named executive officers is designed to support long-term value creation, and a vote every three years will allow the stockholders to better judge the equity compensation program in relation to our long-term performance. We strive to ensure management’s interests are aligned with stockholders’ interests to support long-term value creation through our equity compensation program. To that end, we grant equity awards to vest over multi-year periods of service to encourage our named executive officers to focus on long-term performance, and recommend a vote every three (3) years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.

•        A vote every three (3) years will provide the Board and the Compensation Committee with the time to thoughtfully consider and thoroughly respond to stockholders’ sentiments and to implement any necessary changes in light of the timing required therefor. The Board and the Compensation Committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important for aligning interests and for motivating and retaining our named executive officers.

•        We are open to input from stockholders regarding Board and governance matters, as well as the equity compensation program. We believe that the stockholders’ ability to contact us and the Board at any time to express specific views on executive compensation holds us accountable to stockholders and reduces the need for and value of more frequent advisory votes on executive compensation.

Vote Required and Board’s Recommendation

The option among one year, two years, or three years that receives the highest number of votes cast at the Annual Meeting by stockholders entitled to vote on the Say on Frequency Proposal will be deemed to be the frequency preferred by our stockholders. “ABSTAIN” votes will have no effect on the results for the Say on Frequency Proposal. Because the Say on Frequency Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Say on Frequency Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Say on Frequency Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

While our Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether non-binding future stockholder advisory votes on the compensation of our named executive officers should be held every year, two years, or three years.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and the Compensation Committee of the Board value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of this vote when making future decisions regarding the frequency of holding future stockholder advisory votes on the compensation of our named executive officers.

This vote may not be construed as overruling a decision by the Board or its committees, creating or implying any change to the fiduciary duties of the Board or its committees or any additional fiduciary duty by the Board or its committees or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the Board’s recommendation and the outcome of the vote on this matter, the Board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

THE BOARD RECOMMENDS THAT YOU VOTE “EVERY THREE YEARS” FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN THAT MANNER UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 6 — THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting and voting in favor of any one or more of the proposals presented at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of any one or more of the proposals presented at the Annual Meeting.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that we will not obtain approval for one or more of the proposals presented at the Annual Meeting, we could adjourn or postpone the Annual Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.

Required Vote

The approval of the Adjournment Proposal requires the vote of a majority of the votes cast by the holders of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Adjournment Proposal. “ABSTAIN” votes will have no effect on the outcome of the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Adjournment Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our 2027 annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for the 2027 annual meeting must submit the proposal to us in writing to the attention of the Secretary at Oramed Pharmaceuticals Inc., 1185 Avenue of the Americas, New York, New York 10036. The proposal must be received not less than 120 calendar days before the anniversary of the date this proxy statement is released to stockholders in connection with the 2026 annual meeting of stockholders, or April 5, 2027. However, pursuant to Rule 14a-8, if the date of the 2027 annual meeting has been changed by more than 30 days from the date of the 2026 annual meeting, or is held on a date that is before August 16, 2027, or after October 15, 2027, then a stockholder proposal submitted for inclusion in our proxy statement for the 2027 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2027 annual meeting.

To be considered for presentation at the 2027 annual meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, stockholders must follow the submission criteria set forth in our Bylaws and applicable law concerning stockholder proposals. To be timely in connection with the 2027 annual meeting, a stockholder proposal concerning director nominations or other business must be received by our Secretary at our principal executive offices not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the 2026 annual meeting (i.e., the date that is between April 5, 2027 and May 5, 2027); provided, however, that in the event that the 2027 annual meeting is called for a date that is more than 30 days prior to the date that is one year from the date of the 2026 annual meeting date or a date which is more than 60 days after the date of the 2026 annual meeting date (i.e., the date that is between August 16, 2027, and November 14, 2027), notice must be received by our Secretary at our principal executive offices not earlier than 120 days prior to the date of the 2027 annual meeting and not later than the later of (A) the date which is 90 days prior to the date of the 2027 annual meeting or (B) if the first public announcement of the meeting date is less than 100 days before the meeting, the 10th day following such public announcement.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 17, 2027 (i.e., the date that is 60 days prior to the anniversary date of this Annual Meeting of stockholders).

A copy of Oramed Pharmaceuticals Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Oramed Pharmaceuticals Inc., 1185 Avenue of the Americas, New York, New York 10036.

Annex A

THIRD AMENDMENT TO
ORAMED PHARMACEUTICALS INC. 2019 LONG-TERM INCENTIVE PLAN

WHEREAS, Oramed Pharmaceuticals Inc. (the “Company”) maintains the Company’s Amended and Restated 2019 Stock Incentive Plan (the “Incentive Plan”);

WHEREAS, the Board of Directors (the “Board”) and the Compensation Committee of the Board has determined that it is in the best interests of the Company to amend the Incentive Plan to increase the maximum number of shares of the Company’s common stock authorized to be issued under the Incentive Plan by 3,000,000, from 9,500,000 to 12,500,000; and

WHEREAS, pursuant to the Incentive Plan and in accordance with applicable stock exchange rules, an amendment that materially increases the aggregate number of shares that may be issued under the Incentive Plan generally must be approved by the stockholders of the Company.

NOW, THEREFORE, effective as of the date of approval by the stockholders of the Company in accordance with applicable stock exchange rules, the Incentive Plan is hereby amended in the following particulars:

1. Section 3(a) of the Incentive Plan is deleted in its entirety and replaced with the following:

(a) Subject to the provisions of Section 12 below, the maximum aggregate number of Shares that may be issued pursuant to all Awards (including Incentive Stock Options) under the Plan is 12,500,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock. Notwithstanding Section 3(b), Incentive Stock Options on no more than 3,000,000 Shares, adjusted pursuant to the provisions of Section 12 below, may be granted.

2. In all other respects the Incentive Plan shall remain unchanged and in full force and effect.

Annex A-1

Annex B

FIRST AMENDMENT TO
ORAMED PHARMACEUTICALS INC. 2019 LONG-TERM INCENTIVE PLAN

WHEREAS, Oramed Pharmaceuticals Inc. (the “Company”) maintains the Company’s Amended and Restated 2019 Stock Incentive Plan (the “Incentive Plan”);

WHEREAS, the Board of Directors (the “Board”) and the Compensation Committee of the Board has determined that it is in the best interests of the Company to amend the Incentive Plan to increase the maximum number of shares of the Company’s common stock authorized to be issued under the Incentive Plan by 4,500,000, from 3,000,000 to 7,500,000; and

WHEREAS, pursuant to the Incentive Plan and in accordance with applicable stock exchange rules, an amendment that materially increases the aggregate number of shares that may be issued under the Incentive Plan generally must be approved by the stockholders of the Company.

NOW, THEREFORE, effective as of the date of approval by the stockholders of the Company in accordance with applicable stock exchange rules, the Incentive Plan is hereby amended in the following particulars:

1. Section 3(a) of the Incentive Plan is deleted in its entirety and replaced with the following:

(a) Subject to the provisions of Section 12 below, the maximum aggregate number of Shares that may be issued pursuant to all Awards (including Incentive Stock Options) under the Plan is 7,500,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock. Notwithstanding Section 3(b), Incentive Stock Options on no more than 3,000,000 Shares, adjusted pursuant to the provisions of Section 12 below, may be granted.

2. In all other respects the Incentive Plan shall remain unchanged and in full force and effect.

Annex B-1

Annex C

SECOND AMENDMENT TO
ORAMED PHARMACEUTICALS INC. 2019 LONG-TERM INCENTIVE PLAN

WHEREAS, Oramed Pharmaceuticals Inc. (the “Company”) maintains the Company’s Amended and Restated 2019 Stock Incentive Plan (the “Incentive Plan”);

WHEREAS, the Board of Directors (the “Board”) and the Compensation Committee of the Board has determined that it is in the best interests of the Company to amend the Incentive Plan to increase the maximum number of shares of the Company’s common stock authorized to be issued under the Incentive Plan by 2,000,000, from 7,500,000 to 9,500,000; and

WHEREAS, pursuant to the Incentive Plan and in accordance with applicable stock exchange rules, an amendment that materially increases the aggregate number of shares that may be issued under the Incentive Plan generally must be approved by the stockholders of the Company.

NOW, THEREFORE, effective as of the date of approval by the stockholders of the Company in accordance with applicable stock exchange rules, the Incentive Plan is hereby amended in the following particulars:

1. Section 3(a) of the Incentive Plan is deleted in its entirety and replaced with the following:

(a) Subject to the provisions of Section 12 below, the maximum aggregate number of Shares that may be issued pursuant to all Awards (including Incentive Stock Options) under the Plan is 9,500,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock. Notwithstanding Section 3(b), Incentive Stock Options on no more than 3,000,000 Shares, adjusted pursuant to the provisions of Section 12 below, may be granted.

2. In all other respects the Incentive Plan shall remain unchanged and in full force and effect.

Annex C-1

SCAN TO VIEW MATERIALS & VOTEORAMED PHARMACEUTICALS INC. 1185 AVENUE OF THE AMERICAS THIRD FLOOR NEW YORK, NEW YORK 10036 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY T02309-P56329 2. Ratification of the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. Approval of the Third Amendment to the Oramed Pharmaceuticals Inc. Long-Term Incentive Plan, as amended, to increase the total number of shares of the Company’s common stock, par value $0.012 per share, authorized for issuance under such plan by 3,000,000, to a total of 12,500,000 shares. 4. Approval of, on a non-binding advisory basis, the compensation of our named executive officers. 5. Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals. 6. Approval of, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers. 1. Election of six directors to serve on our board of directors (the “Board”) for a term of one year or until their successors are elected and qualified, for which the following are nominees: Nadav Kidron, Dr. Miriam Kidron, Dr. Arie Mayer, Yehuda Reznick, Benjamin Shapiro, and Dr. Daniel Aghion. Nominees: 1a. Nadav Kidron 1b. Dr. Miriam Kidron 1c. Dr. Daniel Aghion 1d. Dr. Arie Mayer 1e. Yehuda Reznick 1f. Benjamin Shapiro For Against Abstain For Against Abstain ORAMED PHARMACEUTICALS INC. The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote 3 years on the following proposal: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 3 Years 2 Years 1 Year Abstain

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. T02310-P56329 ORAMED PHARMACEUTICALS INC. Annual Meeting of Stockholders September 15, 2026, at 10:00 a.m. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Nadav Kidron, as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of ORAMED PHARMACEUTICALS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. (Israel time), on September 15, 2026, at Oramed Pharmaceuticals Inc., 20 Mamilla Avenue, 3rd Floor, Jerusalem 9414904, IL, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side